                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM N-CSR


            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES


                Investment Company Act file number 811-07577


                WM Strategic Asset Management Portfolios, LLC
             (Exact name of registrant as specified in charter)


              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
             (Address of principal executive offices) (Zip code)


                              Jeffrey L. Lunzer
              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                   (Name and address of agent for service)


     Registrant's telephone number, including area code: (206) 461-3800


                  Date of fiscal year end: October 31, 2004


                 Date of reporting period: October 31, 2004



ITEM 1.

[logo] wm
       GroupofFunds






                               Annual Report
                               October 31, 2004


WM Strategic Asset Management Portfolios
                        and WM Money Market Fund




WM Strategic Asset
Management Portfolios                           WM Money Market Fund

         Flexible Income Portfolio

         Conservative Balanced Portfolio

         Balanced Portfolio

         Conservative Growth Portfolio

         Strategic Growth Portfolio





At the WM Group of Funds, our passion is piecing together individual investments into comprehensive portfolios to make your financial plan more effective.






Table of Contents


  1      Message from the President

  2      Economy & Financial Markets: Review & Outlook

  6      Our SAM Process and Asset Allocation Team

         SAM Portfolio Investment Strategy
  8         Flexible Income Portfolio
 10         Conservative Balanced Portfolio
 12         Balanced Portfolio
 14         Conservative Growth Portfolio
 16         Strategic Growth Portfolio

 18      Money Market Fund Investment Strategy

 20      Expense Information

 22      Financial Statements

 42      Notes to Financial Statements

 47      Report of Independent Registered Public
         Accounting Firm

 48      Other Information






                 Not FDIC Insured
--------------------------------------------------
May Lose Value * Not a Deposit * No Bank Guarantee
   Not Insured by any Federal Government Agency



Dear Shareholder,

[PHOTO]     During my 36 years in the investment management business, I have seen many changes--some caused a lasting impact and others came into fashion but then quickly faded. Thankfully, there have also been a few things that have remained the same. Among the most important of these is our long-term investment philosophy.

One test of our consistent investment approach can be found in the performance of our Strategic Asset Management (SAM) Portfolios. We believe these results validate our forecasting, portfolio construction, risk management, and asset allocation processes, which have taken years to build. We are thankful to the important partners who have helped us deliver our investment promise to shareholders so successfully: our investment management, fund distribution, and shareholder servicing teams, as well as the WM Group of Funds Board of Trustees.

EXPANDING OUR CAPABILITIES, RECOGNIZING OUR HERITAGE

Our fund family is committed to seeking ways to improve our investment process. As part of these ongoing efforts, in March of this year we launched our new WM Small Cap Value Fund, which invests in undervalued smaller companies. (Note that small-cap stocks may have additional risks, including greater price volatility.) With the addition of this new Fund, our SAM Portfolios can invest in up to 14 distinct asset classes, which expands our choice of investments while increasing our portfolio diversification opportunities.

During this fiscal year, we also celebrated two major anniversaries: the 65th anniversary of the WM Equity Income Fund and the 55th anniversary of the WM Growth & Income Fund. The WM Equity Income Fund was one of the first 50 mutual funds in the U.S. and has been in continuous operation since 1939. The WM Growth & Income Fund was among the first 100 mutual funds in the U.S. Just to keep these milestones in perspective, today there are over 8,000 mutual funds operating in the U.S., according to the Investment Company Institute.

BENEFITING FROM A STRONG FOUNDATION

I am proud to be only the fourth president of our mutual fund family, which can trace its roots back more than six decades. From my vantage point, I believe our strong heritage has been built on trust and integrity. Although these characteristics are intangible, they are essential to building strong shareholder relationships and are the foundation of our organization.

Our heritage includes producing positive results guided by a fund's stated investment objective. The powerful combination of consistent fund performance and quality shareholder services has produced shareholder satisfaction that has resulted in a very low redemption rate relative to our peers in the mutual fund industry. We will continue striving to meet the expectations of our existing shareholders while attracting new investors and assets under management.

Based on our achievements this year and our continuous efforts to improve our processes, I am extremely positive about our direction and ability to assist you in meeting your financial goals. On behalf of the entire company, we thank you for your continued support and confidence.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President



Economy & Financial Markets: Review & Outlook

MODERATE ECONOMIC GROWTH AMID AN ABNORMAL RECOVERY

Fiscal year 2004--the 12 months from November 1, 2003 through October 31, 2004--was a transition period for the U.S. economy, which experienced a cyclical rebound accompanied by a shift from consumer to business spending. Improved corporate productivity, stronger cash flows, and profit growth all indicated that a cyclical recovery was underway as the fiscal year progressed. This rebound was powered by the Federal Reserve's very successful reflation policy, which allowed the economy to benefit from the lowest interest rates seen in 45 years.

While we believe the economy continues to improve, this recovery has shown some unusual characteristics. Historically, in a normal recovery, businesses add more jobs, which in turn gives individuals the confidence to increase spending. In this recovery, businesses restrained both capital expenditures and new hiring for most of the period. Despite the bad news, consumers kept spending even as layoffs continued. What allowed consumers to keep spending were record levels of home refinancings and a general willingness to assume debt.

What also made this period unusual was that the economic slowdown was not restricted to the U.S. In addition, Europe and Asia (with the exception of Japan and China) suffered from slow economic growth, which reduced demand for U.S. imports. Furthermore, news about terrorism, the war in Iraq, and scandals involving some major U.S. corporations reduced investor confidence.

REFLATION POLICY AND TAX CUTS HELP PROFITABILITY

The economy began the period on a firm footing thanks to the Federal Reserve's powerful reflation policy, accompanied by the third largest federal tax cut in 50 years. These factors helped propel corporate profitability to its highest levels in 20 years and allowed businesses to repair their balance sheets.

Within this environment, stocks began the year with a strong rally and, despite short-term volatility, finished the fiscal year with the S&P 500 posting a total return of 9.4%. As the fiscal year progressed, geopolitical concerns, slow job growth, the U.S. Presidential

[VALUE OF A $10,000 INVESTMENT OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]


                     VALUE OF $10,000
-------------------------------------------------------------
              Lehman Brothers
                 Aggregate
   Date          Bond Index        S&P 500       Inflation
-------------------------------------------------------------
  10/31/94         10,000          10,000         10,000
  11/30/94          9,978           9,633         10,013
  12/31/94         10,047           9,774         10,013
   1/31/95         10,246          10,028         10,053
   2/28/95         10,490          10,417         10,093
   3/31/95         10,554          10,725         10,127
   4/30/95         10,701          11,037         10,160
   5/31/95         11,116          11,473         10,180
   6/30/95         11,197          11,743         10,201
   7/31/95         11,172          12,134         10,201
   8/31/95         11,307          12,167         10,227
   9/30/95         11,417          12,676         10,248
  10/31/95         11,565          12,632         10,281
  11/30/95         11,739          13,188         10,274
  12/31/95         11,903          13,432         10,267
   1/31/96         11,982          13,894         10,328
   2/29/96         11,773          14,027         10,361
   3/31/96         11,691          14,162         10,415
   4/30/96         11,625          14,370         10,455
   5/31/96         11,602          14,741         10,475
   6/30/96         11,758          14,801         10,481
   7/31/96         11,789          14,143         10,501
   8/31/96         11,769          14,443         10,521
   9/30/96         11,974          15,254         10,555
  10/31/96         12,240          15,672         10,589
  11/30/96         12,449          16,862         10,609
  12/31/96         12,333          16,531         10,609
   1/31/97         12,372          17,558         10,643
   2/28/97         12,403          17,700         10,676
   3/31/97         12,265          16,964         10,702
   4/30/97         12,449          17,976         10,715
   5/31/97         12,567          19,080         10,709
   6/30/97         12,717          19,931         10,722
   7/31/97         13,060          21,514         10,735
   8/31/97         12,949          20,317         10,755
   9/30/97         13,141          21,431         10,782
  10/31/97         13,331          20,715         10,809
  11/30/97         13,392          21,674         10,802
  12/31/97         13,528          22,047         10,789
   1/31/98         13,701          22,292         10,810
   2/28/98         13,690          23,899         10,830
   3/31/98         13,737          25,123         10,851
   4/30/98         13,808          25,376         10,870
   5/31/98         13,939          24,940         10,890
   6/30/98         14,058          25,952         10,903
   7/31/98         14,087          25,677         10,916
   8/31/98         14,317          21,964         10,929
   9/30/98         14,652          23,372         10,942
  10/31/98         14,574          25,272         10,969
  11/30/98         14,657          26,804         10,969
  12/31/98         14,701          28,348         10,962
   1/31/99         14,806          29,533         10,988
   2/28/99         14,546          28,614         11,002
   3/31/99         14,626          29,759         11,035
   4/30/99         14,673          30,911         11,115
   5/31/99         14,544          30,181         11,115
   6/30/99         14,498          31,856         11,115
   7/31/99         14,437          30,862         11,148
   8/31/99         14,429          30,708         11,175
   9/30/99         14,597          29,867         11,229
  10/31/99         14,651          31,757         11,249
  11/30/99         14,649          32,402         11,256
  12/31/99         14,579          34,310         11,256
   1/31/00         14,531          32,588         11,283
   2/29/00         14,707          31,972         11,349
   3/31/00         14,901          35,099         11,442
   4/30/00         14,858          34,042         11,449
   5/31/00         14,850          33,344         11,456
   6/30/00         15,159          34,165         11,523
   7/31/00         15,297          33,632         11,542
   8/31/00         15,519          35,720         11,556
   9/30/00         15,617          33,834         11,616
  10/31/00         15,720          33,692         11,636
  11/30/00         15,978          31,037         11,643
  12/31/00         16,275          31,189         11,636
   1/31/01         16,540          32,296         11,709
   2/28/01         16,684          29,351         11,756
   3/31/01         16,767          27,493         11,783
   4/30/01         16,697          29,629         11,830
   5/31/01         16,797          29,828         11,883
   6/30/01         16,861          29,103         11,904
   7/31/01         17,239          28,818         11,870
   8/31/01         17,437          27,014         11,870
   9/30/01         17,639          24,831         11,924
  10/31/01         18,008          25,305         11,883
  11/30/01         17,759          27,246         11,863
  12/31/01         17,646          27,486         11,817
   1/31/02         17,789          27,085         11,844
   2/28/02         17,961          26,562         11,891
   3/31/02         17,663          27,561         11,958
   4/30/02         18,006          25,891         12,025
   5/31/02         18,159          25,699         12,025
   6/30/02         18,317          23,869         12,032
   7/31/02         18,538          22,007         12,045
   8/31/02         18,852          22,153         12,085
   9/30/02         19,157          19,745         12,106
  10/31/02         19,069          21,482         12,126
  11/30/02         19,063          22,748         12,126
  12/31/02         19,458          21,410         12,100
   1/31/03         19,475          20,849         12,153
   2/28/03         19,744          20,536         12,246
   3/31/03         19,728          20,735         12,320
   4/30/03         19,892          22,444         12,293
   5/31/03         20,262          23,627         12,273
   6/30/03         20,221          23,929         12,287
   7/31/03         19,542          24,350         12,300
   8/31/03         19,671          24,825         12,347
   9/30/03         20,192          24,562         12,388
  10/31/03         20,004          25,952         12,374
  11/30/03         20,052          26,181         12,341
  12/31/03         20,257          27,553         12,327
   1/31/04         20,419          28,060         12,387
   2/29/04         20,640          28,450         12,454
   3/31/04         20,794          28,020         12,534
   4/30/04         20,254          27,580         12,574
   5/31/04         20,173          27,958         12,648
   6/30/04         20,288          28,500         12,689
   7/31/04         20,488          27,557         12,668
   8/31/04         20,880          27,667         12,675
   9/30/04         20,936          27,966         12,701
  10/31/04         21,112          28,394         12,718

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Returns shown for indices assume reinvestment of all dividends and distributions. Inflation is measured by the Consumer Price Index for all urban consumers. Indices are unmanaged, and individuals cannot invest directly in an index.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

2



campaign, and rising oil prices added to equity market uncertainty. Companies in cyclical growth sectors, such as energy and industrials, performed best. At the style level, value stocks outpaced growth stocks, while small-cap stocks significantly outperformed large-cap stocks.

With bond markets concerned about inflation and Federal Reserve policy shifts, bonds had a volatile year. They benefited early in the period from historically low short-term interest rates and low inflation, which effectively created 0% inflation-adjusted interest rates. The second quarter was the worst for the Treasury market since 1980, but in the third quarter, Treasuries rebounded strongly. That exceptional reversal was attributed to concerns that the increase in oil prices, which moved to over $50 per barrel in late September, would curb consumer spending and further reduce growth in an already slowing economy.

LOOKING AHEAD

Looking ahead, we continue to be concerned about several factors: global excess capacity, which curtails corporate pricing power; the large federal deficit, which can raise interest rates and curb individual savings; the declining U.S. dollar, which makes U.S. financial assets less attractive; rising oil prices; and the timing of future interest rate hikes.

Our fixed-income outlook assumes the Federal Reserve (the Fed) will continue its stated policy of gradual short-term interest rate increases. As a result, we expect the yield curve will continue to flatten with short-term rates moving up more than longer-term rates. As the Fed moves to increase short-term interest rates, our long-term interest rate scenario remains positive. Given these competing factors, we are positioned neutrally with respect to interest rate risk. From a sector standpoint, we view mortgages as offering the best value followed by high-yield and investment-grade corporate bonds. Mortgages should do well in a stable to modestly rising interest rate environment, while high-yield securities should continue to benefit from a growing economy.

Our equity outlook is for the economy to continue to grow, but at a slow pace, accompanied by moderate inflation. In this environment, we continue to focus on companies that we believe can generate organic growth and not only pay dividends, but also increase them. In a slow-growth environment, dividends can become a larger component of total return, which makes these companies more attractive.

We also believe an important element of a sustained recovery is higher employment, rather than increases in consumer debt.

DIVERSIFICATION AND RISK MANAGEMENT

As long-term investors, we develop strategies designed to reduce volatility and provide competitive risk-adjusted returns. Unlike many other fund managers, we do not rebalance our Portfolios to static benchmark allocations. Instead, we continually reallocate the Portfolios to future targets to take advantage of changing market conditions. This is how we practice active portfolio management, and we believe it has served our shareholders well.

To better illustrate how our Portfolio activities transpired over the past year, the chart on the following pages shows portfolio allocation actions over the period as market activities unfolded.

MARKET PERFORMANCE AS OF OCTOBER 31, 2004

                                          1 Year       5 Year       10 Year
----------------------------------------------------------------------------
S&P 500                                    9.41%       -2.22%        11.00%
    Energy                                44.52%        8.37%        13.02%
    Industrials                           18.04%        2.38%        11.96%
    Consumer Staples                       3.85%        2.94%        10.55%
    Telecommunication Services            20.95%      -15.43%         4.04%
    Utilities                             24.11%        0.98%         7.53%
    Financials                             8.07%        4.27%        16.24%
    Health Care                            1.76%       -0.45%        14.38%
    Consumer Discretionary                 9.08%       -0.18%        10.83%
    Materials                             16.76%        5.23%         7.19%
    Information Technology                -0.86%      -12.52%        12.14%
Lehman Brothers Aggregate Bond Index       5.54%        7.58%         7.76%

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. Equity sectors are represented by S&P 500 sector categories. Returns shown for indices and sectors are annualized returns and assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                           3



Economy & Financial Markets: Review & Outlook


STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS:
DYNAMIC REALLOCATION PROCESS AT WORK

November 2003 - January 2004

* Slightly increased equity holdings as a broad-based rally developed.

* Continued to take advantage of strong performance in small-cap growth stocks, but began to take some profits.

* Maintained an overweighting in small- and mid-cap holdings, which historically tend to outperform during recovery periods.

* Benefited from an advance in growth stocks throughout 2003, but also looked to add to less aggressive positions if market valuations expand.

* Favored mortgage-backed securities, which historically tend to perform relatively well in a more stable interest rate environment.

* Maintained positions in lower-rated corporate issues, which led fixed-income markets.

February - April 2004

* Widened diversification levels to manage risk and participate in cyclical advances.

* Continued to favor small- and mid-cap stocks, introducing a position in small-cap value stocks and taking profits in small-cap growth stocks to maintain desired diversification.

* Maintained overweightings in traditional value sectors and in cyclically sensitive sectors that could benefit from economic growth.

* Took profits in corporate-backed bonds and increased holdings in mortgage-backed bonds.


[MAJOR MARKET EVENTS OCTOBER 31, 2003 - OCTOBER 31, 2004 GRAPH]

                   Closing Value
                      of the
          Date        S&P 500
          ----        -------

       10/31/2003     1050.71
        11/3/2003     1059.02
        11/4/2003     1053.25
        11/5/2003     1051.81
        11/6/2003     1058.05
        11/7/2003     1053.21
       11/10/2003     1047.11
       11/11/2003     1046.57
       11/12/2003     1058.56
       11/13/2003     1058.41
       11/14/2003     1050.35
       11/17/2003     1043.63
       11/18/2003     1034.15
       11/19/2003     1042.44
       11/20/2003     1033.65
       11/21/2003     1035.28
       11/24/2003     1052.08
       11/25/2003     1053.89
       11/26/2003     1058.45
       11/28/2003      1058.2
        12/1/2003     1070.12
        12/2/2003     1066.62
        12/3/2003     1064.73
        12/4/2003     1069.72
        12/5/2003      1061.5
        12/8/2003      1069.3
        12/9/2003     1060.18
       12/10/2003     1059.05
       12/11/2003     1071.21
       12/12/2003     1074.14
       12/15/2003     1068.04
       12/16/2003     1075.13
       12/17/2003     1076.48
       12/18/2003     1089.18
       12/19/2003     1088.67
       12/22/2003     1092.94
       12/23/2003     1096.02
       12/24/2003     1094.04
       12/26/2003     1095.89
       12/29/2003     1109.48
       12/30/2003     1109.64
       12/31/2003     1111.92
         1/2/2004     1108.48
         1/5/2004     1122.22
         1/6/2004     1123.67
         1/7/2004     1126.33
         1/8/2004     1131.92
         1/9/2004     1121.86
        1/12/2004     1127.23
        1/13/2004     1121.22
        1/14/2004     1130.52
        1/15/2004     1132.05
        1/16/2004     1139.83
        1/20/2004     1138.77
        1/21/2004     1147.62
        1/22/2004     1143.94
        1/23/2004     1141.55
        1/26/2004     1155.37
        1/27/2004     1144.05
        1/28/2004     1128.48
        1/29/2004     1134.11
        1/30/2004     1131.13
         2/2/2004     1135.26
         2/3/2004     1136.03
         2/4/2004     1126.52
         2/5/2004     1128.59
         2/6/2004     1142.76
         2/9/2004     1139.81
        2/10/2004     1145.54
        2/11/2004     1157.76
        2/12/2004     1152.11
        2/13/2004     1145.81
        2/17/2004     1156.99
        2/18/2004     1151.82
        2/19/2004     1147.06
        2/20/2004     1144.11
        2/23/2004     1140.99
        2/24/2004     1139.09
        2/25/2004     1143.67
        2/26/2004     1144.91
        2/27/2004     1144.94
         3/1/2004     1155.97
         3/2/2004      1149.1
         3/3/2004     1151.04
         3/4/2004     1154.88
         3/5/2004     1156.86
         3/8/2004      1147.2
         3/9/2004     1140.58
        3/10/2004     1123.89
        3/11/2004     1106.78
        3/12/2004     1120.57
        3/15/2004     1104.49
        3/16/2004      1110.7
        3/17/2004     1123.75
        3/18/2004     1122.32
        3/19/2004     1109.78
        3/22/2004      1095.4
        3/23/2004     1093.95
        3/24/2004     1091.33
        3/25/2004     1109.19
        3/26/2004     1108.06
        3/29/2004     1122.47
        3/30/2004        1127
        3/31/2004     1126.21
         4/1/2004     1132.17
         4/2/2004     1141.81
         4/5/2004     1150.57
         4/6/2004     1148.16
         4/7/2004     1140.53
         4/8/2004     1139.32
        4/12/2004      1145.2
        4/13/2004     1129.44
        4/14/2004     1128.17
        4/15/2004     1128.84
        4/16/2004     1134.61
        4/19/2004     1135.82
        4/20/2004     1118.15
        4/21/2004     1124.09
        4/22/2004     1139.93
        4/23/2004      1140.6
        4/26/2004     1135.53
        4/27/2004     1138.11
        4/28/2004     1122.41
        4/29/2004     1113.89
        4/30/2004      1107.3

MAJOR MARKET EVENTS
-------------------

NOVEMBER
Unemployment hits an eight-month low of 5.9%.

NOVEMBER 20
S&P 500 low for the fiscal year: 1033.65.

DECEMBER 9
Federal Reserve (the Fed) votes to hold fed funds rate at 45-year low of 1.00%.

DECEMBER 31
S&P 500 closes the year at 1111.92.

JANUARY 5
One day after Federal Reserve Governor suggests rates should remain low, S&P 500 closes at 1122.22.

JANUARY 14
Commerce Dept. announces that trade deficit shrank to $38 billion in Nov. '03.

JANUARY 28
Fed releases statement that market interprets as moving closer to raising interest rates.

JANUARY 30
Estimates for 4th quarter '03 consumer spending growth released. Down significantly from prior quarter.

FEBRUARY
U.S. dollar falls to record lows against the euro.

FEBRUARY 11
Fed says the economy is continuing to expand. S&P 500 closes at 1157.76, its high for the fiscal year.

MARCH 1
WM Small Cap Value Fund is launched.

MARCH 8-15
Terror attack on a train in Madrid, Spain is linked to al Qaeda. S&P 500 begins slide from 1147.20 to 1104.49.

MARCH 16
Fed meeting leaves rates unchanged.

MARCH 25
Corporate profits report strong as economy gains 4.1% in 4th quarter '03.



Source: Bloomberg L.P. (S&P 500 data). Indices are unmanaged, and individuals cannot invest directly in an index.

4

May - July 2004

* Maintained an emphasis on cyclically sensitive stocks, which could rebound along with the economy.

* Expanded our position in mortgage securities while continuing to take profits in corporate bond issues.

* Positioned the Portfolios to manage the risk of interest rate shifts and market concerns that could arise with increased inflationary pressures.

* Continued to focus on diversification, quality holdings, and yield to help manage risk.

August - October 2004

* Kept diversification levels high to participate in cyclical advances and to manage risk.

* Continued to hold positions in high-yield securities, which benefited from broad advances in many credit sectors.

* Maintained overweightings in traditional value sectors and in cyclically sensitive sectors that could benefit from economic growth.



[MAJOR MARKET EVENTS OCTOBER 31, 2003 - OCTOBER 31, 2004 GRAPH]

                   Closing Value
                      of the
          Date        S&P 500
          ----        -------

         5/3/2004     1117.49
         5/4/2004     1119.55
         5/5/2004     1121.53
         5/6/2004     1113.99
         5/7/2004      1098.7
        5/10/2004     1087.12
        5/11/2004     1095.45
        5/12/2004     1097.28
        5/13/2004     1096.44
        5/14/2004      1095.7
        5/17/2004      1084.1
        5/18/2004     1091.49
        5/19/2004     1088.68
        5/20/2004     1089.19
        5/21/2004     1093.56
        5/24/2004     1095.41
        5/25/2004     1113.05
        5/26/2004     1114.94
        5/27/2004     1121.28
        5/28/2004     1120.68
         6/1/2004      1121.2
         6/2/2004     1124.99
         6/3/2004     1116.64
         6/4/2004      1122.5
         6/7/2004     1140.42
         6/8/2004     1142.18
         6/9/2004     1131.33
        6/10/2004     1136.47
        6/14/2004     1125.29
        6/15/2004     1132.01
        6/16/2004     1133.56
        6/17/2004     1132.05
        6/18/2004     1135.02
        6/21/2004      1130.3
        6/22/2004     1134.41
        6/23/2004     1144.06
        6/24/2004     1140.65
        6/25/2004     1134.43
        6/28/2004     1133.35
        6/29/2004      1136.2
        6/30/2004     1140.84
         7/1/2004     1128.94
         7/2/2004     1125.38
         7/6/2004     1116.21
         7/7/2004     1118.33
         7/8/2004     1109.11
         7/9/2004     1112.81
        7/12/2004     1114.35
        7/13/2004     1115.14
        7/14/2004     1111.47
        7/15/2004     1106.69
        7/16/2004     1101.39
        7/19/2004      1100.9
        7/20/2004     1108.67
        7/21/2004     1093.88
        7/22/2004     1096.84
        7/23/2004      1086.2
        7/26/2004     1084.07
        7/27/2004     1094.83
        7/28/2004     1095.42
        7/29/2004     1100.43
        7/30/2004     1101.72
         8/2/2004     1106.62
         8/3/2004     1099.69
         8/4/2004     1098.63
         8/5/2004      1080.7
         8/6/2004     1063.97
         8/9/2004     1065.22
        8/10/2004     1079.04
        8/11/2004     1075.79
        8/12/2004     1063.23
        8/13/2004      1064.8
        8/16/2004     1079.34
        8/17/2004     1081.71
        8/18/2004     1095.17
        8/19/2004     1091.23
        8/20/2004     1098.35
        8/23/2004     1095.68
        8/24/2004     1096.19
        8/25/2004     1104.96
        8/26/2004     1105.09
        8/27/2004     1107.77
        8/30/2004     1099.15
        8/31/2004     1104.24
         9/1/2004     1105.91
         9/2/2004     1118.31
         9/3/2004     1113.63
         9/7/2004      1121.3
         9/8/2004     1116.27
         9/9/2004     1118.38
        9/10/2004     1123.92
        9/13/2004     1125.82
        9/14/2004     1128.33
        9/15/2004     1120.37
        9/16/2004      1123.5
        9/17/2004     1128.55
        9/20/2004      1122.2
        9/21/2004      1129.3
        9/22/2004     1113.56
        9/23/2004     1108.36
        9/24/2004     1110.11
        9/27/2004     1103.52
        9/28/2004     1110.06
        9/29/2004      1114.8
        9/30/2004     1114.58
        10/1/2004      1131.5
        10/4/2004     1135.17
        10/5/2004     1134.48
        10/6/2004     1142.05
        10/7/2004     1130.65
        10/8/2004     1122.14
       10/11/2004     1124.39
       10/12/2004     1121.84
       10/13/2004     1113.65
       10/14/2004     1103.29
       10/15/2004      1108.2
       10/18/2004     1114.02
       10/19/2004     1103.23
       10/20/2004     1103.66
       10/21/2004     1106.49
       10/22/2004     1095.74
       10/25/2004     1094.81
       10/26/2004     1111.09
       10/27/2004      1125.4
       10/28/2004     1127.44
       10/29/2004      1130.2
        11/1/2004     1130.51
        11/2/2004     1130.54
        11/3/2004      1143.2
        11/4/2004     1161.67
        11/5/2004     1166.17
        11/8/2004     1164.89
        11/9/2004     1164.08
       11/10/2004     1162.91


MAY 4
Fed keeps short-term interest rates at 1.00%.

MAY 7
Strong employment report fuels speculation that the Fed will raise rates.

MAY 31
65th anniversary of the WM Equity Income Fund.

JUNE 1
Oil prices spike higher.

JUNE 23
S&P 500 closes at 1144.06, its high for the quarter.

JUNE 30
Fed increases short-term interest rates for the first time in 4 years by 1/4 point to 1.25%.

AUGUST 10
Fed hikes rates again by 1/4 point.

SEPTEMBER 21
Fed raises rates for third time this year to 1.75%. Says it will continue tightening policy at a "measured" pace.

SEPTEMBER 27
Fannie Mae reaches agreement with its regulator to address improper accounting procedures.

SEPTEMBER 28
Oil hits $50 per barrel.

OCTOBER 29
Estimates for 3rd quarter '04 consumer spending growth released. Up strongly from prior quarter.

OCTOBER 31
55th anniversary of the WM Growth & Income Fund.

                                                                           5

Our SAM Process and Asset Allocation Team


OUR 3-STEP PROCESS FOR ACTIVE ASSET ALLOCATION

The five Strategic Asset Management (SAM) Portfolios are constructed and managed according to a highly disciplined and dynamic process:

Step 1:

SETTING LONG-TERM ASSET ALLOCATION TARGETS FOR EACH PORTFOLIO.


Extensive research into risk and asset classes forms the basis for strategic decisions about each Portfolio's long-term asset allocation policies. This research involves analyzing historical and projected risk, return, and correlation between asset classes. The results help position the Portfolios to maximize the potential for returns at their assigned risk level.

WM Advisors
Asset Allocation Team

[PHOTO]
Randall L. Yoakum, CFA
Chief Investment Strategist and Senior Co-Portfolio Manager of the SAM
Portfolios

Mr. Yoakum currently serves as chairman of the Asset Allocation Team and works closely with Mr. Meighan and Mr. Pokrzywinski in establishing economic strategy. He was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. His investment management experience dates back to 1984. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

[PHOTO]
Michael D. Meighan, CFA
Co-Portfolio Manager of the SAM Portfolios

Mr. Meighan oversees the Team analysts and works collaboratively with Mr. Yoakum and Mr. Pokrzywinski in developing the asset allocation and investment outlook for the Portfolios as well as formulating economic strategy. Mr. Meighan has been instrumental in developing the current investment policy for the Portfolios since joining WM Advisors in 1999. His investment management experience dates back to 1994. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.

6


Step 2:

DEVELOPING A NEAR-TERM INVESTMENT OUTLOOK THAT DETERMINES HOW MUCH RISK EACH PORTFOLIO SHOULD TAKE.

Research into dozens of global and domestic market forces shapes the Asset Allocation Team's outlook for the economy and capital markets. This view of investment conditions determines the Team's tactical decisions about each Portfolio's exact equity and fixed-income allocations. Here are just some of the criteria tracked for this step:

Federal Reserve monetary policy        Government budget deficits            State and federal fiscal policy
Consumer debt                          Tax policy                            Trade pacts
Corporate profits                      Demographic trends                    Interest rate changes
Elections                              Mortgage demand                       Business confidence
Employment trends                      Business spending                     Geopolitical risks
Consumer spending                      Inflationary pressures                Wage and payroll trends
Currency flows                         Housing trends                        Investment flows
Commodity prices                       GDP growth                            Import prices
Yield spreads                          Historical financial market returns   Factory capacity utilization
Stock market volume                    Inventories                           Market capitalization relative values
Capital goods expenditures             Investor psychology                   Productivity growth
Historical asset class returns         Technology trends                     Asset class correlations
Cyclical and secular economic trends   Risk-return characteristics           Business activity
Volatility analysis                    Stock valuations                      Performance attribution by allocation
Consumer confidence                                                          and sector

Step 3:

CONSTRUCTING EACH PORTFOLIO'S SPECIFIC MIX OF ASSET CLASSES.

The Team refines its tactical decisions by examining hundreds of possible Portfolio compositions. Combinations of equity styles, sectors, and capitalizations, as well as bond ratings and maturity structures, are analyzed before each Portfolio is built.

Continuous Active Management

Once the Portfolios are constructed, the Team continually monitors and reallocates them to take advantage of changing investment conditions--unlike many funds of funds that are only periodically rebalanced to static models. We also repeatedly test the Portfolios' structure by assessing how fund allocations and holdings affect performance. This dynamic process works toward optimizing the Portfolios for building long-term investment value.

[PHOTO]
Gary J. Pokrzywinski, CFA
Head of Investments and Senior Portfolio Manager

Mr. Pokrzywinski helps develop the outlook and policy for the fixed-income assets within the Portfolios. He is also instrumental in developing economic strategy with Mr. Yoakum and Mr. Meighan. Mr. Pokrzywinski joined WM Advisors in 1992 and currently manages the WM Income Fund and WM High Yield Fund. He holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin.

[PHOTO]
Charles D. Averill, CFA
Senior Quantitative Analyst

Mr. Averill is dedicated to the Asset Allocation Team as a Senior Quantitative Analyst. His responsibilities include the ongoing analysis of both the current and potential fund holdings, as well as the structural model underlying the asset allocation process. To help examine the performance of the SAM Portfolios' holdings, he also develops performance attribution procedures. Mr. Averill holds the Chartered Financial Analyst designation and has been with WM Advisors since 1990. Before joining the firm, he taught economics at Gonzaga University and worked as a newspaper editor. He has a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.

[PHOTO]
Nicole Verbrugghe, CFA
Quantitative Analyst

Ms. Verbrugghe works with the Asset Allocation Team as a Quantitative Analyst. She gathers and analyzes economic data in order to track indicators that specifically affect the SAM Portfolios. She continually reviews holdings and performance characteristics of the underlying funds and assesses how the weighting of each fund influences the five Portfolios' investment policies and goals. Ms. Verbrugghe joined WM Advisors in 2001 and holds the Chartered Financial Analyst designation. Before joining the Asset Allocation Team, Ms. Verbrugghe worked for 12 years in financial accounting and analysis. She holds a B.A. in Mathematics from Whitman College.

                                                                           7


Flexible Income Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +12.08%
  2002      +1.03%
  2001      +4.33%
  2000      +5.10%
  1999      +8.64%
  1998      +9.24%
  1997     +10.25%


INVESTMENT STRATEGY

As of October 31, 2004, the WM Strategic Asset Management (SAM) Flexible Income Portfolio was diversified among 12 funds representing 13 major asset classes. This structure allows the Portfolio to manage risk through allocations among the underlying WM Funds. The Portfolio held a 25%/75% equity-to-fixed-income ratio during the latter half of the fiscal year, but made several adjustments earlier in the period that allowed it to benefit from strong performance in certain stock and bond sectors.

During the spring and summer of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM Income Fund and WM High Yield Fund, and built positions in mortgage securities by increasing exposure to the WM U.S. Government Securities Fund. Mortgages can provide favorable opportunities in the current interest rate environment.

In March 2004, we launched the new WM Small Cap Value Fund, which provides a way



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year         Since Inception   Inception Date
--------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        6.38%             5.87%             7.35%             7/25/96
                  With Sales Charge         1.63%             4.89%             6.76%

Class B Shares    Net Asset Value(2)        5.56%             5.08%             6.59%             7/25/96
                  With Sales Charge         0.56%             4.75%             6.59%

Class C Shares    Net Asset Value(2)        5.57%                -              5.27%             3/1/02
                  With Sales Charge         4.57%                -              5.27%

Lehman Brothers Aggregate Bond Index(3)     5.54%             7.58%             7.32%

Capital Market Benchmark(3)                 6.34%             5.82%             7.88%

[VALUE OF A $10,000 INVESTMENT(1),(4) JULY 25, 1996 - OCTOBER 31, 2004 GRAPH]

------------------------------------------------------------------------------------------
                         Class A   Class A Shares    Lehman Brothers  Capital Market
        Date            Shares at   with Maximum     Aggregate Bond    Benchmark(3)
                          NAV(2)    Sales Charge         Index(3)
------------------------------------------------------------------------------------------
       Jun-96            10,000         9,550
       Jul-96            10,018         9,567            10,000          10,000
       Aug-96            10,046         9,594             9,983          10,029
       Sep-96            10,266         9,804            10,157          10,282
       Oct-96            10,446         9,976            10,382          10,520
       Nov-96            10,748        10,264            10,560          10,824
       Dec-96            10,690        10,209            10,462          10,701
       Jan-97            10,836        10,348            10,494          10,860
       Feb-97            10,866        10,377            10,520          10,899
       Mar-97            10,711        10,229            10,403          10,712
       Apr-97            10,857        10,369            10,559          10,968
       May-97            11,035        10,539            10,660          11,186
       Jun-97            11,161        10,659            10,787          11,392
       Jul-97            11,529        11,011            11,078          11,819
       Aug-97            11,399        10,886            10,984          11,608
       Sep-97            11,598        11,076            11,146          11,872
       Oct-97            11,606        11,083            11,308          11,931
       Nov-97            11,667        11,142            11,360          12,084
       Dec-97            11,790        11,259            11,475          12,223
       Jan-98            11,896        11,360            11,622          12,376
       Feb-98            12,067        11,524            11,612          12,547
       Mar-98            12,211        11,661            11,652          12,710
       Apr-98            12,272        11,719            11,712          12,789
       May-98            12,266        11,714            11,824          12,843
       Jun-98            12,397        11,839            11,924          13,034
       Jul-98            12,322        11,768            11,949          13,027
       Aug-98            11,853        11,320            12,144          12,820
       Sep-98            12,169        11,622            12,428          13,224
       Oct-98            12,365        11,809            12,362          13,383
       Nov-98            12,635        12,066            12,433          13,606
       Dec-98            12,891        12,311            12,470          13,795
       Jan-99            13,136        12,545            12,558          13,989
       Feb-99            12,948        12,366            12,339          13,706
       Mar-99            13,169        12,576            12,407          13,876
       Apr-99            13,439        12,834            12,446          14,019
       May-99            13,331        12,731            12,337          13,854
       Jun-99            13,470        12,864            12,297          13,971
       Jul-99            13,359        12,758            12,246          13,837
       Aug-99            13,280        12,683            12,239          13,818
       Sep-99            13,335        12,735            12,381          13,870
       Oct-99            13,527        12,918            12,427          14,087
       Nov-99            13,708        13,091            12,426          14,143
       Dec-99            13,992        13,362            12,366          14,255
       Jan-00            13,834        13,211            12,326          14,074
       Feb-00            13,985        13,355            12,475          14,157
       Mar-00            14,343        13,697            12,639          14,583
       Apr-00            14,214        13,574            12,603          14,462
       May-00            14,134        13,498            12,596          14,397
       Jun-00            14,367        13,721            12,858          14,708
       Jul-00            14,382        13,734            12,975          14,769
       Aug-00            14,780        14,115            13,164          15,124
       Sep-00            14,699        14,037            13,246          15,041
       Oct-00            14,685        14,025            13,334          15,107
       Nov-00            14,436        13,786            13,553          15,068
       Dec-00            14,706        14,044            13,805          15,307
       Jan-01            15,226        14,541            14,030          15,615
       Feb-01            14,978        14,304            14,152          15,438
       Mar-01            14,758        14,094            14,223          15,304
       Apr-01            14,951        14,278            14,163          15,491
       May-01            15,077        14,398            14,248          15,585
       Jun-01            15,102        14,423            14,302          15,557
       Jul-01            15,255        14,568            14,622          15,806
       Aug-01            15,228        14,542            14,790          15,754
       Sep-01            14,943        14,270            14,962          15,645
       Oct-01            15,225        14,540            15,275          15,966
       Nov-01            15,318        14,629            15,064          16,035
       Dec-01            15,338        14,648            14,967          15,980
       Jan-02            15,349        14,658            15,089          16,038
       Feb-02            15,358        14,667            15,235          16,100
       Mar-02            15,427        14,733            14,982          16,007
       Apr-02            15,441        14,746            15,273          16,061
       May-02            15,484        14,787            15,403          16,146
       Jun-02            15,263        14,576            15,537          16,029
       Jul-02            14,982        14,308            15,725          15,934
       Aug-02            15,144        14,462            15,990          16,170
       Sep-02            14,956        14,283            16,249          16,028
       Oct-02            15,165        14,483            16,175          16,250
       Nov-02            15,478        14,781            16,170          16,437
       Dec-02            15,496        14,799            16,505          16,516
       Jan-03            15,512        14,814            16,519          16,442
       Feb-03            15,572        14,871            16,747          16,573
       Mar-03            15,617        14,915            16,734          16,595
       Apr-03            16,044        15,322            16,873          16,978
       May-03            16,501        15,758            17,187          17,409
       Jun-03            16,575        15,829            17,152          17,427
       Jul-03            16,345        15,609            16,576          17,019
       Aug-03            16,467        15,726            16,685          17,176
       Sep-03            16,705        15,953            17,128          17,504
       Oct-03            16,905        16,144            16,968          17,572
       Nov-03            17,044        16,277            17,009          17,637
       Dec-03            17,367        16,586            17,183          17,965
       Jan-04            17,586        16,795            17,320          18,146
       Feb-04            17,743        16,944            17,507          18,353
       Mar-04            17,806        17,005            17,638          18,408
       Apr-04            17,412        16,629            17,180          17,968
       May-04            17,381        16,599            17,111          17,959
       Jun-04            17,571        16,780            17,209          18,110
       Jul-04            17,492        16,704            17,379          18,134
       Aug-04            17,714        16,917            17,711          18,426
       Sep-04            17,809        17,008            17,759          18,505
       Oct-04            17,985        17,176            17,908          18,686

(1) The Portfolio's performance through 10/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 (a broad-based index intended to represent the U.S. equity market) and 80% Lehman Brothers Aggregate Bond Index. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/96) and C shares (offered as of 3/02) will differ.

8


to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock selection, the WM Small Cap Value Fund posted the second highest return among the underlying WM Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the fiscal year with the highest performance of all the underlying WM Funds.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Just after the fiscal year ended, President Bush was re-elected, which removed some degree of market uncertainty in the short term.

However, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2004
Equity/Fixed-Income Allocation:(5)                  25% Equity/75% Fixed-Income
Weighted Average Market Capitalization (Equities):  $58.4 billion
Weighted Average P/E (Equities):(6)                 15.9
Beta:(7)                                            0.18
Portfolio Standard Deviation:(8)                    3.88
S&P 500 Standard Deviation:(8)                      16.23
Turnover:                                           3%
Number of Securities:(9)                            1,423
Total Net Assets:                                   $904.5 million


ASSET CLASS DIVERSIFICATION(5)
                                            As of        As of
                                          10/31/04     10/31/03       Change
----------------------------------------------------------------------------
Mortgage- & Asset-Backed Bonds               37%          33%          +4%
Investment-Grade Corporate Bonds             19%          19%           0%
High-Yield Corporate Bonds                    9%           9%           0%
U.S. Large-Cap Value Stocks                   7%           8%          -1%
U.S. Government Securities                    6%           6%           0%
U.S. Large-Cap Growth Stocks                  6%           5%          +1%
U.S. Mid-Cap Value Stocks                     3%           3%           0%
Convertible Securities                        2%           3%          -1%
U.S. Mid-Cap Growth Stocks                    2%           3%          -1%
REITs                                         2%           2%           0%
U.S. Small-Cap Growth Stocks                  1%           2%          -1%
U.S. Small-Cap Value Stocks                   1%           1%           0%
Cash Equivalents                              5%           6%          -1%


(5) May not reflect current allocations.

(6) Based on estimated earnings.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Portfolio results are for Class A shares.

(9) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

                                                                           9


Conservative Balanced Portfolio*


ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003    +15.98%
  2002     -2.98%
  2001     +2.20%
  2000     +3.97%
  1999     +1.97%
  1998     +5.28%
  1997     +8.29%


* As of 8/1/00, the Income Portfolio became the Conservative Balanced Portfolio, and the Portfolio's objectives and strategies changed. This information should be considered when reviewing past performance. Please review the prospectus for detailed information.

INVESTMENT STRATEGY

As of October 31, 2004, the WM Strategic Asset Management (SAM) Conservative Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 40%/60% equity-to-fixed-income ratio during most of the fiscal year, but made several adjustments that allowed it to benefit from strong performance in certain stock and bond sectors.

During the spring and summer of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM Income Fund and WM High Yield Fund, and built larger positions in mortgage securities by increasing exposure to the WM U.S. Government Securities Fund. Mortgages can provide favorable opportunities in the current interest rate environment.

In March 2004, we launched the new WM Small Cap Value Fund, which provides a way




Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year       Since Inception     Inception Date
--------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        7.29%             4.44%            5.08%             7/25/96
                  With Sales Charge         1.39%             3.27%            4.37%

Class B Shares    Net Asset Value(2)        6.47%             3.66%            4.31%             7/25/96
                  With Sales Charge         1.47%             3.31%            4.31%

Class C Shares    Net Asset Value(2)        6.55%                -             5.47%              3/1/02
                  With Sales Charge         5.55%                -             5.47%

Lehman Brothers Aggregate Bond Index(3)     5.54%             7.58%            7.32%

Capital Market Benchmark(3)                 7.14%             3.95%            8.31%


[VALUE OF A $10,000 INVESTMENT(1),(4) JULY 25, 1996 - OCTOBER 31, 2004 GRAPH]

-------------------------------------------------------------------------------
                                       CLASS A       LEHMAN
                         CLASS A       SHARES       BROTHERS       CAPITAL
        DATE             SHARES     WITH MAXIMUM AGGREGATE BOND    MARKET
                        AT NAV(2)   SALES CHARGE    INDEX(3)     BENCHMARK(3)
-------------------------------------------------------------------------------
       Jun-96            10,000         9,450
       Jul-96            10,041         9,489        10,000        10,000
       Aug-96             9,994         9,445         9,983        10,075
       Sep-96            10,144         9,586        10,157        10,406
       Oct-96            10,368         9,798        10,382        10,659
       Nov-96            10,529         9,950        10,560        11,092
       Dec-96            10,462         9,886        10,462        10,943
       Jan-97            10,467         9,891        10,494        11,236
       Feb-97            10,519         9,941        10,520        11,288
       Mar-97            10,407         9,834        10,403        11,025
       Apr-97            10,522         9,944        10,559        11,388
       May-97            10,617        10,033        10,660        11,733
       Jun-97            10,733        10,142        10,787        12,027
       Jul-97            11,009        10,403        11,078        12,604
       Aug-97            10,913        10,313        10,984        12,260
       Sep-97            11,051        10,444        11,146        12,637
       Oct-97            11,192        10,576        11,308        12,578
       Nov-97            11,224        10,607        11,360        12,846
       Dec-97            11,324        10,701        11,475        13,012
       Jan-98            11,442        10,813        11,622        13,169
       Feb-98            11,434        10,805        11,612        13,543
       Mar-98            11,461        10,831        11,652        13,848
       Apr-98            11,511        10,878        11,712        13,946
       May-98            11,595        10,957        11,824        13,929
       Jun-98            11,668        11,026        11,924        14,226
       Jul-98            11,685        11,043        11,949        14,183
       Aug-98            11,718        11,073        12,144        13,501
       Sep-98            11,850        11,199        12,428        14,037
       Oct-98            11,779        11,131        12,362        14,450
       Nov-98            11,915        11,259        12,433        14,850
       Dec-98            11,922        11,266        12,470        15,218
       Jan-99            12,014        11,353        12,558        15,538
       Feb-99            11,883        11,229        12,339        15,182
       Mar-99            11,962        11,304        12,407        15,475
       Apr-99            12,075        11,411        12,446        15,744
       May-99            12,024        11,363        12,337        15,513
       Jun-99            12,008        11,348        12,297        15,828
       Jul-99            11,995        11,335        12,246        15,590
       Aug-99            11,986        11,326        12,239        15,555
       Sep-99            12,102        11,436        12,381        15,492
       Oct-99            12,121        11,455        12,427        15,918
       Nov-99            12,155        11,487        12,426        16,047
       Dec-99            12,159        11,490        12,366        16,380
       Jan-00            12,145        11,477        12,326        16,018
       Feb-00            12,241        11,568        12,475        16,013
       Mar-00            12,350        11,671        12,639        16,767
       Apr-00            12,331        11,652        12,603        16,536
       May-00            12,286        11,610        12,596        16,395
       Jun-00            12,496        11,809        12,858        16,761
       Jul-00            12,582        11,890        12,975        16,747
       Aug-00            13,013        12,297        13,164        17,308
       Sep-00            12,851        12,145        13,246        17,009
       Oct-00            12,792        12,089        13,334        17,048
       Nov-00            12,389        11,708        13,553        16,678
       Dec-00            12,643        11,948        13,805        16,896
       Jan-01            13,160        12,437        14,030        17,302
       Feb-01            12,776        12,074        14,152        16,760
       Mar-01            12,498        11,810        14,223        16,387
       Apr-01            12,796        12,093        14,163        16,855
       May-01            12,924        12,213        14,248        16,962
       Jun-01            12,932        12,221        14,302        16,834
       Jul-01            12,981        12,267        14,622        16,994
       Aug-01            12,859        12,152        14,790        16,687
       Sep-01            12,414        11,731        14,962        16,264
       Oct-01            12,666        11,970        15,275        16,593
       Nov-01            12,874        12,166        15,064        16,965
       Dec-01            12,920        12,210        14,967        16,960
       Jan-02            12,861        12,154        15,089        16,943
       Feb-02            12,815        12,110        15,235        16,910
       Mar-02            12,980        12,266        14,982        16,997
       Apr-02            12,884        12,175        15,273        16,783
       May-02            12,898        12,189        15,403        16,819
       Jun-02            12,594        11,901        15,537        16,428
       Jul-02            12,221        11,549        15,725        16,035
       Aug-02            12,331        11,653        15,990        16,240
       Sep-02            11,984        11,325        16,249        15,691
       Oct-02            12,277        11,602        16,175        16,200
       Nov-02            12,638        11,943        16,170        16,579
       Dec-02            12,534        11,845        16,505        16,395
       Jan-03            12,507        11,819        16,519        16,232
       Feb-03            12,507        11,819        16,747        16,270
       Mar-03            12,543        11,853        16,734        16,325
       Apr-03            12,982        12,268        16,873        16,944
       May-03            13,462        12,722        17,187        17,489
       Jun-03            13,546        12,801        17,152        17,558
       Jul-03            13,445        12,706        16,576        17,328
       Aug-03            13,588        12,841        16,685        17,532
       Sep-03            13,755        12,998        17,128        17,737
       Oct-03            14,041        13,269        16,968        18,041
       Nov-03            14,184        13,404        17,009        18,131
       Dec-03            14,536        13,737        17,183        18,622
       Jan-04            14,738        13,928        17,320        18,849
       Feb-04            14,883        14,064        17,507        19,075
       Mar-04            14,920        14,099        17,638        19,047
       Apr-04            14,557        13,757        17,180        18,630
       May-04            14,586        13,784        17,111        18,687
       Jun-04            14,782        13,969        17,209        18,897
       Jul-04            14,607        13,804        17,379        18,759
       Aug-04            14,768        13,956        17,711        19,005
       Sep-04            14,905        14,086        17,759        19,117
       Oct-04            15,067        14,238        17,908        19,331

(1) The Portfolio's performance through 10/31/03 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 (a broad-based index intended to represent the U.S. equity market) and 60% Lehman Brothers Aggregate Bond Index. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/96) and C shares (offered as of 3/02) will differ.

10


to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM Small Cap Value Fund posted the second highest return among the underlying WM Equity Funds for the period.

The Portfolio also benefited from real estate holdings in the WM REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the fiscal year with the highest performance of all the underlying WM Funds.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Just after the fiscal year ended, President Bush was re-elected, which removed some degree of market uncertainty in the short term.

However, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2004
Equity/Fixed-Income Allocation:(5)                   40% Equity/60% Fixed-Income
Weighted Average Market Capitalization (Equities):   $56.9 billion
Weighted Average P/E (Equities):(6)                  16.0
Beta:(7)                                             0.32
Portfolio Standard Deviation:(8)                     5.52
S&P 500 Standard Deviation:(8)                       16.23
Turnover:                                            2%
Number of Securities:(9)                             1,671
Total Net Assets:                                    $466.8 million

ASSET CLASS DIVERSIFICATION(5)
                                           As of        As of
                                         10/31/04     10/31/03       Change
----------------------------------------------------------------------------
Mortgage- & Asset-Backed Bonds              30%          27%          +3%
Investment-Grade Corporate Bonds            13%          14%          -1%
U.S. Large-Cap Value Stocks                 10%          11%          -1%
U.S. Large-Cap Growth Stocks                 9%           8%          +1%
High-Yield Corporate Bonds                   7%           9%          -2%
U.S. Mid-Cap Value Stocks                    5%           4%          +1%
U.S. Government Securities                   5%           4%          +1%
Foreign Stocks                               4%           3%          +1%
U.S. Mid-Cap Growth Stocks                   3%           4%          -1%
REITs                                        3%           3%           0%
Convertible Securities                       2%           3%          -1%
U.S. Small-Cap Growth Stocks                 2%           3%          -1%
U.S. Small-Cap Value Stocks                  2%           1%          +1%
Cash Equivalents                             5%           6%          -1%

(5) May not reflect current allocations.

(6) Based on estimated earnings.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Portfolio results are for Class A shares.

(9) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

                                                                          11



Balanced Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +21.34%
  2002      -9.41%
  2001      -0.51%
  2000      +0.13%
  1999     +26.97%
  1998     +16.27%
  1997     +10.22%

INVESTMENT STRATEGY

As of October 31, 2004, the WM Strategic Asset Management (SAM) Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 60%/40% equity-to-fixed-income ratio during most of the fiscal year, but made several adjustments that allowed it to benefit from strong performance in certain stock and bond sectors.

In March 2004, we launched the new WM Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM Small Cap Value Fund posted the second highest return among the underlying WM Equity Funds for the period.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year       Since Inception    Inception Date
-------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        8.51%             4.85%            8.64%             7/25/96
                  With Sales Charge         2.53%             3.67%            7.90%

Class B Shares    Net Asset Value(2)        7.59%             4.05%            7.84%             7/25/96
                  With Sales Charge         2.59%             3.71%            7.84%

Class C Shares    Net Asset Value(2)        7.64%                -             5.28%              3/1/02
                  With Sales Charge         6.64%                -             5.28%

Lehman Brothers Aggregate Bond Index(3)     5.54%             7.58%            7.32%

Capital Market Benchmark(3)                 7.91%             1.99%            8.61%

Russell 3000(R) Index(3)                    9.51%            -0.99%            8.86%

[VALUE OF A $10,000 INVESTMENT(1),(4) JULY 25, 1996 - OCTOBER 31, 2004 GRAPH]

--------------------------------------------------------------------------------------------------
                                      CLASS A
                        CLASS A     SHARES WITH  LEHMAN BROTHERS                       CAPITAL
        DATE           SHARES AT      MAXIMUM      AGGREGATE      RUSSELL 3000(R)       MARKET
                         NAV(2)     SALES CHARGE  BOND INDEX(3)      INDEX(3)        BENCHMARK(3)
--------------------------------------------------------------------------------------------------
       Jun-96            10,000         9,450
       Jul-96            10,074         9,520        10,000          10,000             10,000
       Aug-96            10,162         9,604         9,983          10,303             10,120
       Sep-96            10,432         9,858        10,157          10,863             10,532
       Oct-96            10,462         9,886        10,382          11,062             10,798
       Nov-96            10,813        10,218        10,560          11,842             11,364
       Dec-96            10,740        10,150        10,462          11,700             11,188
       Jan-97            10,912        10,312        10,494          12,347             11,619
       Feb-97            10,868        10,271        10,520          12,361             11,687
       Mar-97            10,585        10,003        10,403          11,802             11,344
       Apr-97            10,792        10,199        10,559          12,384             11,818
       May-97            11,245        10,627        10,660          13,230             12,298
       Jun-97            11,501        10,868        10,787          13,780             12,685
       Jul-97            12,082        11,417        11,078          14,860             13,426
       Aug-97            11,696        11,053        10,984          14,257             12,932
       Sep-97            12,089        11,424        11,146          15,065             13,434
       Oct-97            11,735        11,090        11,308          14,559             13,243
       Nov-97            11,750        11,104        11,360          15,117             13,635
       Dec-97            11,831        11,181        11,475          15,419             13,831
       Jan-98            11,979        11,320        11,622          15,499             13,994
       Feb-98            12,542        11,852        11,612          16,607             14,596
       Mar-98            12,942        12,230        11,652          17,431             15,065
       Apr-98            13,089        12,369        11,712          17,602             15,187
       May-98            12,920        12,209        11,824          17,167             15,088
       Jun-98            13,146        12,423        11,924          17,748             15,507
       Jul-98            13,010        12,295        11,949          17,425             15,422
       Aug-98            11,653        11,012        12,144          14,755             14,185
       Sep-98            12,033        11,371        12,428          15,761             14,863
       Oct-98            12,510        11,822        12,362          16,958             15,557
       Nov-98            13,040        12,323        12,433          17,995             16,158
       Dec-98            13,757        13,001        12,470          19,140             16,736
       Jan-99            14,260        13,475        12,558          19,791             17,203
       Feb-99            13,930        13,164        12,339          19,090             16,763
       Mar-99            14,496        13,698        12,407          19,791             17,202
       Apr-99            15,019        14,193        12,446          20,683             17,624
       May-99            14,659        13,852        12,337          20,290             17,312
       Jun-99            15,245        14,406        12,297          21,315             17,866
       Jul-99            15,039        14,212        12,246          20,669             17,501
       Aug-99            15,008        14,182        12,239          20,434             17,445
       Sep-99            15,140        14,307        12,381          19,910             17,239
       Oct-99            15,657        14,796        12,427          21,159             17,918
       Nov-99            16,292        15,395        12,426          21,751             18,137
       Dec-99            17,468        16,507        12,366          23,139             18,743
       Jan-00            17,096        16,155        12,326          22,232             18,152
       Feb-00            17,697        16,724        12,475          22,439             18,034
       Mar-00            18,366        17,356        12,639          24,196             19,189
       Apr-00            17,852        16,870        12,603          23,344             18,820
       May-00            17,563        16,597        12,596          22,688             18,585
       Jun-00            17,934        16,947        12,858          23,360             19,014
       Jul-00            17,738        16,762        12,975          22,946             18,906
       Aug-00            18,552        17,532        13,164          24,649             19,721
       Sep-00            18,140        17,143        13,246          23,532             19,145
       Oct-00            18,024        17,033        13,334          23,198             19,147
       Nov-00            17,098        16,157        13,553          21,059             18,368
       Dec-00            17,491        16,529        13,805          21,413             18,559
       Jan-01            18,369        17,359        14,030          22,145             19,075
       Feb-01            17,482        16,520        14,152          20,121             18,098
       Mar-01            16,863        15,936        14,223          18,809             17,446
       Apr-01            17,504        16,541        14,163          20,318             18,230
       May-01            17,735        16,759        14,248          20,480             18,346
       Jun-01            17,765        16,788        14,302          20,103             18,106
       Jul-01            17,653        16,682        14,622          19,772             18,162
       Aug-01            17,284        16,334        14,790          18,605             17,563
       Sep-01            16,354        15,455        14,962          16,964             16,794
       Oct-01            16,714        15,795        15,275          17,360             17,126
       Nov-01            17,216        16,269        15,064          18,696             17,820
       Dec-01            17,403        16,446        14,967          18,960             17,868
       Jan-02            17,149        16,206        15,089          18,723             17,770
       Feb-02            16,942        16,010        15,235          18,341             17,633
       Mar-02            17,387        16,431        14,982          19,144             17,913
       Apr-02            17,013        16,078        15,273          18,139             17,401
       May-02            16,969        16,036        15,403          17,929             17,383
       Jun-02            16,351        15,452        15,537          16,638             16,700
       Jul-02            15,555        14,700        15,725          15,315             16,000
       Aug-02            15,675        14,813        15,990          15,387             16,172
       Sep-02            14,915        14,094        16,249          13,770             15,222
       Oct-02            15,489        14,637        16,175          14,866             15,999
       Nov-02            16,108        15,222        16,170          15,765             16,562
       Dec-02            15,764        14,897        16,505          14,875             16,115
       Jan-03            15,626        14,767        16,519          14,510             15,867
       Feb-03            15,535        14,680        16,747          14,271             15,811
       Mar-03            15,554        14,698        16,734          14,421             15,898
       Apr-03            16,305        15,408        16,873          15,599             16,737
       May-03            17,086        16,146        17,187          16,541             17,392
       Jun-03            17,250        16,301        17,152          16,764             17,512
       Jul-03            17,297        16,345        16,576          17,148             17,461
       Aug-03            17,574        16,607        16,685          17,529             17,711
       Sep-03            17,700        16,727        17,128          17,338             17,785
       Oct-03            18,288        17,282        16,968          18,387             18,322
       Nov-03            18,535        17,515        17,009          18,641             18,436
       Dec-03            19,130        18,077        17,183          19,492             19,090
       Jan-04            19,472        18,401        17,320          19,900             19,361
       Feb-04            19,674        18,592        17,507          20,168             19,607
       Mar-04            19,676        18,594        17,638          19,928             19,488
       Apr-04            19,177        18,122        17,180          19,516             19,102
       May-04            19,286        18,225        17,111          19,799             19,228
       Jun-04            19,627        18,548        17,209          20,193             19,495
       Jul-04            19,190        18,134        17,379          19,430             19,185
       Aug-04            19,362        18,297        17,711          19,509             19,377
       Sep-04            19,595        18,517        17,759          19,810             19,524
       Oct-04            19,846        18,754        17,908          20,135             19,768

(1) The Portfolio's performance through 1/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 (a broad-based index intended to represent the U.S. equity market) and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/96) and C shares (offered as of 3/02) will differ.

12


The Portfolio also benefited from real estate holdings in the WM REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the fiscal year with the highest performance of all the underlying WM Funds.

During the spring and summer of this year, the Portfolio trimmed corporate bond positions by reducing exposure to the WM Income Fund and WM High Yield Fund, and built positions in mortgage securities by increasing exposure to the WM U.S. Government Securities Fund. Mortgages can provide favorable opportunities in the current interest rate environment.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Just after the fiscal year ended, President Bush was re-elected, which removed some degree of market uncertainty in the short term.

However, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2004
Equity/Fixed-Income Allocation:(5)                   60% Equity/40% Fixed-Income
Weighted Average Market Capitalization (Equities):   $57.1 billion
Weighted Average P/E (Equities):(6)                  16.0
Beta:(7)                                             0.52
Portfolio Standard Deviation:(8)                     8.37
S&P 500 Standard Deviation:(8)                       16.23
Turnover:                                            2%
Number of Securities:(9)                             1,671
Total Net Assets:                                    $3,362.3 million

ASSET CLASS DIVERSIFICATION(5)
                                        As of         As of
                                      10/31/04      10/31/03        Change
--------------------------------------------------------------------------
Mortgage- & Asset-Backed Bonds          19%            16%            +3%
U.S. Large-Cap Value Stocks             16%            17%            -1%
U.S. Large-Cap Growth Stocks            14%            12%            +2%
U.S. Mid-Cap Value Stocks                8%             7%            +1%
Investment-Grade Corporate Bonds         7%             7%             0%
High-Yield Corporate Bonds               5%             6%            -1%
U.S. Mid-Cap Growth Stocks               5%             6%            -1%
Foreign Stocks                           5%             5%             0%
REITs                                    5%             4%            +1%
U.S. Small-Cap Growth Stocks             3%             5%            -2%
U.S. Small-Cap Value Stocks              3%             2%            +1%
U.S. Government Securities               2%             2%             0%
Convertible Securities                   1%             3%            -2%
Cash Equivalents                         7%             8%            -1%

(5) May not reflect current allocations.

(6) Based on estimated earnings.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Portfolio results are for Class A shares.

(9) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

                                                                          13



Conservative Growth Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +26.97%
  2002     -15.70%
  2001      -4.20%
  2000      -2.96%
  1999     +40.28%
  1998     +18.82%
  1997      +8.65%


INVESTMENT STRATEGY

As of October 31, 2004, the WM Strategic Asset Management (SAM) Conservative Growth Portfolio was diversified among 12 funds representing 14 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio held a 79%/21% equity-to-fixed-income ratio during the latter half of the fiscal year, but made several adjustments earlier in the period that allowed it to benefit from strong performance in certain stock and bond sectors.

In March 2004, we launched the new WM Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM Small Cap Value Fund posted the second highest return among the underlying WM Equity Funds for the period.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year        Since Inception    Inception Date
--------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        9.44%             3.75%             8.76%             7/25/96
                  With Sales Charge         3.38%             2.58%             8.02%

Class B Shares    Net Asset Value(2)        8.53%             2.96%             7.94%             7/25/96
                  With Sales Charge         3.52%             2.60%             7.94%

Class C Shares    Net Asset Value(2)        8.53%                -              4.92%              3/1/02
                  With Sales Charge         7.53%                -              4.92%

Capital Market Benchmark(3)                 8.67%            -0.07%             8.78%

Russell 3000(R) Index(3)                    9.51%            -0.99%             8.86%

[VALUE OF A $10,000 INVESTMENT(1),(4) JULY 25, 1996 - OCTOBER 31, 2004 GRAPH]

-------------------------------------------------------------------------------
                                      CLASS A
                         CLASS A    SHARES WITH                     CAPITAL
                        SHARES AT     MAXIMUM     RUSSELL 3000(R)    MARKET
        DATE              NAV(2)    SALES CHARGE     INDEX(3)     BENCHMARK(3)
-------------------------------------------------------------------------------
       Jun-96            10,000         9,450
       Jul-96            10,130         9,573        10,000         10,000
       Aug-96            10,281         9,715        10,303         10,166
       Sep-96            10,592        10,009        10,863         10,658
       Oct-96            10,462         9,886        11,062         10,939
       Nov-96            10,782        10,189        11,842         11,641
       Dec-96            10,725        10,135        11,700         11,437
       Jan-97            10,849        10,252        12,347         12,012
       Feb-97            10,690        10,102        12,361         12,096
       Mar-97            10,258         9,694        11,802         11,667
       Apr-97            10,427         9,853        12,384         12,260
       May-97            11,079        10,470        13,230         12,885
       Jun-97            11,437        10,808        13,780         13,376
       Jul-97            12,016        11,355        14,860         14,297
       Aug-97            11,563        10,927        14,257         13,637
       Sep-97            12,099        11,434        15,065         14,275
       Oct-97            11,615        10,977        14,559         13,935
       Nov-97            11,605        10,967        15,117         14,465
       Dec-97            11,648        11,007        15,419         14,693
       Jan-98            11,782        11,134        15,499         14,861
       Feb-98            12,528        11,839        16,607         15,715
       Mar-98            13,040        12,323        17,431         16,369
       Apr-98            13,207        12,481        17,602         16,518
       May-98            12,885        12,176        17,167         16,321
       Jun-98            13,175        12,450        17,748         16,880
       Jul-98            12,919        12,208        17,425         16,743
       Aug-98            11,050        10,442        14,755         14,861
       Sep-98            11,594        10,957        15,761         15,692
       Oct-98            12,207        11,535        16,958         16,696
       Nov-98            12,907        12,197        17,995         17,524
       Dec-98            13,843        13,082        19,140         18,342
       Jan-99            14,543        13,744        19,791         18,983
       Feb-99            14,162        13,383        19,090         18,444
       Mar-99            15,009        14,184        19,791         19,054
       Apr-99            15,722        14,858        20,683         19,656
       May-99            15,255        14,416        20,290         19,251
       Jun-99            16,078        15,193        21,315         20,094
       Jul-99            15,785        14,917        20,669         19,576
       Aug-99            15,747        14,881        20,434         19,496
       Sep-99            15,897        15,022        19,910         19,114
       Oct-99            16,666        15,749        21,159         20,096
       Nov-99            17,609        16,641        21,751         20,422
       Dec-99            19,420        18,352        23,139         21,365
       Jan-00            18,959        17,917        22,232         20,491
       Feb-00            19,904        18,809        22,439         20,231
       Mar-00            20,809        19,665        24,196         21,868
       Apr-00            19,941        18,845        23,344         21,328
       May-00            19,431        18,362        22,688         20,976
       Jun-00            19,891        18,797        23,360         21,477
       Jul-00            19,559        18,483        22,946         21,247
       Aug-00            20,670        19,533        24,649         22,365
       Sep-00            20,031        18,930        23,532         21,448
       Oct-00            19,815        18,725        23,198         21,403
       Nov-00            18,359        17,349        21,059         20,123
       Dec-00            18,843        17,807        21,413         20,276
       Jan-01            19,961        18,863        22,145         20,917
       Feb-01            18,597        17,575        20,121         19,427
       Mar-01            17,643        16,673        18,809         18,462
       Apr-01            18,693        17,665        20,318         19,593
       May-01            18,966        17,923        20,480         19,723
       Jun-01            18,974        17,930        20,103         19,354
       Jul-01            18,645        17,620        19,772         19,288
       Aug-01            17,987        16,998        18,605         18,366
       Sep-01            16,566        15,655        16,964         17,222
       Oct-01            16,979        16,045        17,360         17,556
       Nov-01            17,777        16,799        18,696         18,585
       Dec-01            18,052        17,059        18,960         18,691
       Jan-02            17,637        16,667        18,723         18,502
       Feb-02            17,265        16,315        18,341         18,252
       Mar-02            17,950        16,963        19,144         18,741
       Apr-02            17,290        16,339        18,139         17,906
       May-02            17,203        16,257        17,929         17,830
       Jun-02            16,307        15,410        16,638         16,844
       Jul-02            15,198        14,362        15,315         15,835
       Aug-02            15,285        14,444        15,387         15,971
       Sep-02            14,238        13,455        13,770         14,635
       Oct-02            14,990        14,165        14,866         15,652
       Nov-02            15,756        14,889        15,765         16,387
       Dec-02            15,218        14,381        14,875         15,684
       Jan-03            15,014        14,189        14,510         15,358
       Feb-03            14,824        14,008        14,271         15,217
       Mar-03            14,840        14,024        14,421         15,333
       Apr-03            15,762        14,895        15,599         16,369
       May-03            16,698        15,779        16,541         17,120
       Jun-03            16,908        15,978        16,764         17,288
       Jul-03            17,113        16,172        17,148         17,416
       Aug-03            17,450        16,490        17,529         17,710
       Sep-03            17,509        16,546        17,338         17,654
       Oct-03            18,302        17,296        18,387         18,420
       Nov-03            18,597        17,574        18,641         18,558
       Dec-03            19,322        18,260        19,492         19,375
       Jan-04            19,722        18,638        19,900         19,690
       Feb-04            19,973        18,874        20,168         19,952
       Mar-04            19,929        18,833        19,928         19,741
       Apr-04            19,383        18,317        19,516         19,389
       May-04            19,561        18,485        19,799         19,587
       Jun-04            19,976        18,877        20,193         19,914
       Jul-04            19,325        18,262        19,430         19,426
       Aug-04            19,458        18,388        19,509         19,562
       Sep-04            19,754        18,667        19,810         19,742
       Oct-04            20,034        18,933        20,135         20,017

(1) The Portfolio's performance through 1/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 (a broad-based index intended to represent the U.S. equity market) and 20% Lehman Brothers Aggregate Bond Index (a broad-based index intended to represent the U.S. fixed-income market). The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/96) and C shares (offered as of 3/02) will differ.


14

The Portfolio also benefited from real estate holdings in the WM REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the fiscal year with the highest performance of all the underlying WM Funds.

During the spring and summer of this year, the Portfolio trimmed corporate bond positions by reducing exposure in the WM Income Fund and WM High Yield Fund, and built positions in mortgage securities by increasing exposure to the WM U.S. Government Securities Fund. Mortgages can provide favorable opportunities in the current interest rate environment.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Just after the fiscal year ended, President Bush was re-elected, which removed some degree of market uncertainty in the short term.

However, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings. Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2004
Equity/Fixed-Income Allocation:(5)                   79% Equity/21% Fixed-Income
Weighted Average Market Capitalization (Equities):   $57.0 billion
Weighted Average P/E (Equities):(6)                  16.0
Beta:(7)                                             0.73
Portfolio Standard Deviation:(8)                     11.51
S&P 500 Standard Deviation:(8)                       16.23
Turnover:                                            5%
Number of Securities:(9)                             1,579
Total Net Assets:                                    $2,640.1 million

ASSET CLASS DIVERSIFICATION(5)
                                         As of          As of
                                       10/31/04       10/31/03        Change
----------------------------------------------------------------------------
U.S. Large-Cap Value Stocks               21%            22%            -1%
U.S. Large-Cap Growth Stocks              19%            15%            +4%
U.S. Mid-Cap Value Stocks                 11%             9%            +2%
Mortgage- & Asset-Backed Bonds             9%             8%            +1%
U.S. Mid-Cap Growth Stocks                 7%             8%            -1%
Foreign Stocks                             7%             7%             0%
REITs                                      6%             5%            +1%
U.S. Small-Cap Growth Stocks               4%             7%            -3%
U.S. Small-Cap Value Stocks                4%             2%            +2%
High-Yield Corporate Bonds                 3%             5%            -2%
Investment-Grade Corporate Bonds           2%             4%            -2%
Convertible Securities                     1%             2%            -1%
U.S. Government Securities                 1%             1%             0%
Cash Equivalents                           5%             5%             0%

(5) May not reflect current allocations.

(6) Based on estimated earnings.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Portfolio results are for Class A shares.

(9) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.


                                                                          15



Strategic Growth Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +31.27%
  2002     -20.85%
  2001      -6.69%
  2000      -4.43%
  1999     +44.48%
  1998     +22.63%
  1997     +12.38%


INVESTMENT STRATEGY

As of October 31, 2004, the WM Strategic Asset Management (SAM) Strategic Growth Portfolio was diversified among 10 funds representing 11 major asset classes. This structure allows the Portfolio to manage risk through allocations in the underlying WM Funds. The Portfolio closed the fiscal year with a 91%/9% equity-to-fixed-income ratio, but made several adjustments earlier in the period that allowed it to benefit from strong performance in certain stock sectors.

In March 2004, we launched the new WM Small Cap Value Fund, which provides a way to further diversify the Portfolio's holdings among undervalued small-cap assets. For the year, small-cap stocks performed better than large-cap stocks, while value outperformed growth. As a result of this sector's performance, as well as the Fund's advantageous stock picking, the WM Small Cap Value Fund posted the second highest return among the underlying WM Equity Funds for the period.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year         Since Inception    Inception Date
---------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)       10.11%             2.67%             9.41%             7/25/96
                  With Sales Charge         4.02%             1.52%             8.66%

Class B Shares    Net Asset Value(2)        9.19%             1.89%             8.62%             7/25/96
                  With Sales Charge         4.19%             1.51%             8.62%

Class C Shares    Net Asset Value(2)        9.34%                -              4.45%              3/1/02
                  With Sales Charge         8.34%                -              4.45%

S&P 500(3)                                  9.41%            -2.22%             8.81%

Russell 3000(R) Index(3)                    9.51%            -0.99%             8.86%

[VALUE OF A $10,000 INVESTMENT(1),(4) JULY 25, 1996 - OCTOBER 31, 2004 GRAPH]

-------------------------------------------------------------------------------
                                      CLASS A
                         CLASS A    SHARES WITH
                        SHARES AT     MAXIMUM     RUSSELL 3000(R)
        DATE              NAV(2)    SALES CHARGE     INDEX(3)     S&P 500(3)
-------------------------------------------------------------------------------
       Jun-96            10,000         9,450
       Jul-96            10,110         9,554        10,000        10,000
       Aug-96            10,300         9,734        10,303        10,212
       Sep-96            10,690        10,102        10,863        10,786
       Oct-96            10,560         9,979        11,062        11,081
       Nov-96            11,080        10,471        11,842        11,923
       Dec-96            11,001        10,396        11,700        11,689
       Jan-97            11,308        10,686        12,347        12,415
       Feb-97            11,148        10,535        12,361        12,515
       Mar-97            10,640        10,055        11,802        11,995
       Apr-97            10,852        10,255        12,384        12,711
       May-97            11,561        10,925        13,230        13,491
       Jun-97            11,932        11,276        13,780        14,093
       Jul-97            12,716        12,017        14,860        15,212
       Aug-97            12,240        11,566        14,257        14,366
       Sep-97            12,822        12,117        15,065        15,153
       Oct-97            12,282        11,607        14,559        14,647
       Nov-97            12,325        11,647        15,117        15,325
       Dec-97            12,362        11,682        15,419        15,589
       Jan-98            12,509        11,821        15,499        15,762
       Feb-98            13,471        12,730        16,607        16,898
       Mar-98            14,106        13,330        17,431        17,764
       Apr-98            14,298        13,511        17,602        17,943
       May-98            13,879        13,115        17,167        17,634
       Jun-98            14,331        13,543        17,748        18,350
       Jul-98            13,992        13,222        17,425        18,156
       Aug-98            11,773        11,125        14,755        15,531
       Sep-98            12,508        11,820        15,761        16,526
       Oct-98            13,210        12,483        16,958        17,870
       Nov-98            13,980        13,211        17,995        18,953
       Dec-98            15,159        14,325        19,140        20,044
       Jan-99            16,068        15,184        19,791        20,882
       Feb-99            15,594        14,737        19,090        20,233
       Mar-99            16,530        15,621        19,791        21,042
       Apr-99            17,365        16,410        20,683        21,856
       May-99            16,792        15,868        20,290        21,340
       Jun-99            17,789        16,811        21,315        22,525
       Jul-99            17,337        16,384        20,669        21,822
       Aug-99            17,325        16,372        20,434        21,713
       Sep-99            17,490        16,528        19,910        21,118
       Oct-99            18,436        17,422        21,159        22,455
       Nov-99            19,621        18,542        21,751        22,911
       Dec-99            21,901        20,697        23,139        24,260
       Jan-00            21,446        20,266        22,232        23,042
       Feb-00            22,799        21,545        22,439        22,607
       Mar-00            23,802        22,493        24,196        24,818
       Apr-00            22,552        21,312        23,344        24,071
       May-00            21,901        20,696        22,688        23,577
       Jun-00            22,551        21,311        23,360        24,157
       Jul-00            22,057        20,844        22,946        23,780
       Aug-00            23,502        22,209        24,649        25,257
       Sep-00            22,604        21,361        23,532        23,923
       Oct-00            22,279        21,053        23,198        23,823
       Nov-00            20,325        19,207        21,059        21,946
       Dec-00            20,931        19,779        21,413        22,053
       Jan-01            22,320        21,093        22,145        22,836
       Feb-01            20,448        19,323        20,121        20,754
       Mar-01            19,180        18,125        18,809        19,440
       Apr-01            20,666        19,530        20,318        20,950
       May-01            21,011        19,856        20,480        21,091
       Jun-01            21,066        19,907        20,103        20,578
       Jul-01            20,459        19,334        19,772        20,376
       Aug-01            19,537        18,462        18,605        19,101
       Sep-01            17,540        16,575        16,964        17,558
       Oct-01            18,036        17,044        17,360        17,893
       Nov-01            19,097        18,047        18,696        19,265
       Dec-01            19,527        18,453        18,960        19,435
       Jan-02            18,908        17,868        18,723        19,151
       Feb-02            18,374        17,364        18,341        18,781
       Mar-02            19,339        18,275        19,144        19,488
       Apr-02            18,432        17,418        18,139        18,307
       May-02            18,274        17,269        17,929        18,171
       Jun-02            17,108        16,167        16,638        16,877
       Jul-02            15,638        14,778        15,315        15,561
       Aug-02            15,696        14,833        15,387        15,664
       Sep-02            14,327        13,539        13,770        13,961
       Oct-02            15,249        14,410        14,866        15,190
       Nov-02            16,185        15,295        15,765        16,084
       Dec-02            15,455        14,605        14,875        15,139
       Jan-03            15,180        14,345        14,510        14,742
       Feb-03            14,890        14,071        14,271        14,521
       Mar-03            14,905        14,085        14,421        14,662
       Apr-03            15,965        15,086        15,599        15,870
       May-03            17,068        16,129        16,541        16,706
       Jun-03            17,329        16,376        16,764        16,920
       Jul-03            17,691        16,718        17,148        17,218
       Aug-03            18,098        17,102        17,529        17,553
       Sep-03            18,083        17,089        17,338        17,367
       Oct-03            19,100        18,049        18,387        18,350
       Nov-03            19,434        18,365        18,641        18,512
       Dec-03            20,291        19,175        19,492        19,482
       Jan-04            20,770        19,627        19,900        19,840
       Feb-04            21,032        19,875        20,168        20,116
       Mar-04            20,944        19,793        19,928        19,812
       Apr-04            20,379        19,258        19,516        19,501
       May-04            20,611        19,478        19,799        19,769
       Jun-04            21,106        19,945        20,193        20,152
       Jul-04            20,293        19,177        19,430        19,485
       Aug-04            20,381        19,260        19,509        19,563
       Sep-04            20,743        19,603        19,810        19,774
       Oct-04            21,034        19,877        20,135        20,077

(1) The Portfolio's performance through 1/31/99 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/96) and C shares (offered as of 3/02) will differ.

16

The Portfolio also benefited from real estate holdings in the WM REIT Fund, which is part of the Portfolio's overweighted position in value securities. This Fund closed the fiscal year with the highest performance of all the underlying WM Funds.

During the spring and summer, the Portfolio added to its allocation in the WM Growth Fund. It also trimmed corporate bond positions by reducing exposure to the WM High Yield Fund.

Looking forward, we believe the economy has entered the self-sustaining phase of the current recovery, but we feel any benefits may be muted by longer-term challenges. Just after the fiscal year ended, President Bush was re-elected, which removed some degree of market uncertainty in the short term. However, secular forces remain that could curtail future economic growth. These include the large federal deficit and current account imbalance, overspent consumers, and a low level of personal savings.

Corporate profitability and price-to-earnings ratios may be difficult to increase in this low-growth environment. This combination of factors has caused us to remain conservative and focus on diversification and risk management to pursue long-term investment objectives.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2004
Equity/Fixed-Income Allocation:(5)                   91% Equity/9% Fixed-Income
Weighted Average Market Capitalization (Equities):   $55.8 billion
Weighted Average P/E (Equities):(6)                  16.0
Beta:(7)                                             0.91
Portfolio Standard Deviation:(8)                     14.16
S&P 500 Standard Deviation:(8)                       16.23
Turnover:                                            3%
Number of Securities:(9)                             1,030
Total Net Assets:                                    $1,499.3 million

ASSET CLASS DIVERSIFICATION(5)
                                           As of          As of
                                         10/31/04       10/31/03        Change
------------------------------------------------------------------------------
U.S. Large-Cap Value Stocks                 24%            25%            -1%
U.S. Large-Cap Growth Stocks                21%            18%            +3%
U.S. Mid-Cap Value Stocks                   13%            11%            +2%
Foreign Stocks                               9%             8%            +1%
U.S. Mid-Cap Growth Stocks                   8%            10%            -2%
REITs                                        6%             5%            +1%
U.S. Small-Cap Growth Stocks                 5%             8%            -3%
U.S. Small-Cap Value Stocks                  4%             3%            +1%
High-Yield Corporate Bonds                   3%             4%            -1%
Convertible Securities                       1%             2%            -1%
Investment-Grade Corporate Bonds             0%             1%            -1%
Cash Equivalents                             6%             5%            +1%

(5) May not reflect current allocations.

(6) Based on estimated earnings.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Portfolio's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Portfolio results are for Class A shares.

(9) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

                                                                          17



Money Market Fund                                  PORTFOLIO MANAGER
                                                   -------------------------
                                                   Scott J. Peterson, CFA
                                                   WM Advisors, Inc.

INVESTMENT STRATEGY

Because money market investments are closely tied to the federal funds rate, the actions of the Federal Reserve (the Fed) have a substantial impact on WM Money Market Fund performance. After keeping interest rates steady for one year, the Fed raised its target rate from 1.00% to 1.25% on June 30, 2004. Following the expectations of many economists and investors, the Fed continued raising rates by 0.25% increments in August and September, as well as in November (to 2.00%) after the fiscal year ended. The Fed continues to state that additional rate hikes will be implemented at a measured pace, depending on changes in economic conditions. The futures market is now predicting a 25 basis point rate hike in December 2004, and another in February or March 2005.

During this fiscal year, the Fund's 7-day simple yield (annualized) increased from 0.58% on October 31, 2003 to 1.23% on October 31, 2004 as the Fed increased its target rate from 1.00% to 1.75% during the period. Some of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased substantially from $817 million on October 31, 2003 to $683 million on October 31, 2004, due to shareholder redemptions.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A contingent deferred sales charge may apply as follows: Class B shares: 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current Fund earnings than the total return data.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                                                                         Since Inception
                                           1 Year          5 Year          10 Year      of Class C Shares       Inception Date
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        0.74%           2.61%           3.77%              N/A                 11/19/79

Class B Shares    Net Asset Value(2)        0.06%           1.67%           2.97%              N/A                  5/2/94
                  With Sales Charge        -4.95%           1.29%           2.97%              N/A

Class C Shares    Net Asset Value(2)        0.06%              -               -              0.11%                 3/1/02
                  With Sales Charge        -0.94%              -               -              0.11%

FUND YIELDS AND AVERAGE MATURITY(3)
AS OF OCTOBER 31, 2004
                                    7-Day             7-Day           Weighted
                                Simple Yield     Effective Yield   Average Maturity
                              (Class A Shares)  (Class A Shares)       (Days)
-------------------------------------------------------------------------------------
Money Market Fund                   1.23%             1.24%              41

PORTFOLIO COMPOSITION(4)
AS OF OCTOBER 31, 2004
Corporate Bonds and Notes                   34%
Taxable Municipal Bonds                     29%
Medium Term Notes                           14%
Commercial Paper (Domestic and Yankee)       9%
U.S. Government Agency Obligations           9%
Other                                        5%

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Performance results benefited from an agreement between WM Advisors and its affiliates to limit the Fund's expenses.

(2) Net asset value is not adjusted for sales charge.

(3) The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

(4) May not reflect the current portfolio composition.

18



                                   [Art]

     Expense Information
--------------------------------------------------------------------------

As a shareholder of the Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio or Strategic Growth Portfolio ("the Portfolios") or the Money Market Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares and, if applicable, contingent deferred sales charges on redemption of shares and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio or Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios or the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 to October 31, 2004.

Actual Expenses:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's and Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Portfolio's and Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios or the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                 Hypothetical
                                         Actual Expenses                   (5% Return Before Expenses)
                             --------------------------------------  --------------------------------------
                                                         Expenses                               Expenses
                              Beginning      Ending     Paid During   Beginning     Ending     Paid During
                               Account       Account      Period*      Account      Account      Period*
                                Value         Value     05/01/2004-     Value        Value     05/01/2004-    Expense
                              05/01/2004   10/31/2004   10/31/2004    05/01/2004  10/31/2004    10/31/2004     Ratio
                             ------------ ------------ ------------  ------------------------  ------------   --------
Flexible Income Portfolio
Class A                         $1,000       $1,033        $5.21       $1,000       $1,020         $5.18        1.02%
Class B                          1,000        1,029         9.13        1,000        1,016          9.07        1.79%
Class C                          1,000        1,029         9.08        1,000        1,016          9.02        1.78%
Conservative Balanced Portfolio
Class A                         $1,000       $1,035        $5.27       $1,000       $1,020         $5.23        1.03%
Class B                          1,000        1,030         9.24        1,000        1,016          9.17        1.81%
Class C                          1,000        1,030         9.14        1,000        1,016          9.07        1.79%
Balanced Portfolio
Class A                         $1,000       $1,035        $5.01       $1,000       $1,020         $4.98        0.98%
Class B                          1,000        1,031         8.93        1,000        1,016          8.87        1.75%
Class C                          1,000        1,031         8.83        1,000        1,016          8.77        1.73%
Conservative Growth Portfolio
Class A                         $1,000       $1,034        $5.11       $1,000       $1,020         $5.08        1.00%
Class B                          1,000        1,029         9.08        1,000        1,016          9.02        1.78%
Class C                          1,000        1,029         8.93        1,000        1,016          8.87        1.75%
Strategic Growth Portfolio
Class A                         $1,000       $1,032        $5.41       $1,000       $1,020         $5.38        1.06%
Class B                          1,000        1,028         9.33        1,000        1,016          9.27        1.83%
Class C                          1,000        1,028         9.18        1,000        1,016          9.12        1.80%
Money Market Fund
Class A                         $1,000       $1,004        $2.83       $1,000       $1,022         $2.85        0.57%
Class B                          1,000        1,000         6.88        1,000        1,018          6.94        1.39%
Class C                          1,000        1,000         6.97        1,000        1,018          7.03        1.41%
Class I                          1,000        1,005         2.58        1,000        1,022          2.60        0.52%


* Expenses are equal to each Portfolio's or the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).


20



     Expense Information (continued)
---------------------------------------------------------------------------

The following table sets forth the estimated ongoing aggregate expenses of the Portfolios, including expenses of the Underlying Funds, based upon expenses shown in the table above for each Portfolio and corresponding expenses for each Underlying Fund's Class I shares. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at October 31, 2004. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds and/or the Portfolio's own expenses.

                                                                                       Hypothetical
                                             Actual Expenses                   (5% Return Before Expenses)
                                  --------------------------------------  --------------------------------------
                                                              Expenses                                Expenses
                                    Beginning     Ending     Paid During   Beginning      Ending     Paid During
                                     Account     Account       Period*      Account      Account       Period*
                                      Value       Value      05/01/2004-     Value        Value      05/01/2004-    Expense
                                   05/01/2004   10/31/2004   10/31/2004   05/01/2004    10/31/2004    10/31/2004     Ratio
                                  ------------ ------------ ------------ ------------  ------------  ------------   -------
Flexible Income Portfolio
Class A                               $1,000       $1,033       $ 8.28       $1,000       $1,017        $ 8.21        1.62%
Class B                                1,000        1,029        12.19        1,000        1,013         12.09        2.39%
Class C                                1,000        1,029        12.14        1,000        1,013         12.04        2.38%
Conservative Balanced Portfolio
Class A                               $1,000       $1,035       $ 8.54       $1,000       $1,017        $ 8.47        1.67%
Class B                                1,000        1,030        12.45        1,000        1,013         12.35        2.44%
Class C                                1,000        1,030        12.35        1,000        1,013         12.25        2.42%
Balanced Portfolio
Class A                               $1,000       $1,035       $ 8.44       $1,000       $1,017        $ 8.36        1.65%
Class B                                1,000        1,031        12.35        1,000        1,013         12.25        2.42%
Class C                                1,000        1,031        12.30        1,000        1,013         12.19        2.41%
Conservative Growth Portfolio
Class A                               $1,000       $1,034       $ 8.79       $1,000       $1,016        $ 8.72        1.72%
Class B                                1,000        1,029        12.70        1,000        1,013         12.60        2.49%
Class C                                1,000        1,029        12.60        1,000        1,013         12.50        2.47%
Strategic Growth Portfolio
Class A                               $1,000       $1,032       $ 9.30       $1,000       $1,016        $ 9.22        1.82%
Class B                                1,000        1,028        13.15        1,000        1,012         13.05        2.58%
Class C                                1,000        1,028        13.05        1,000        1,012         12.95        2.56%

* Expenses are equal to each Portfolio's or the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

     Financial Statements:
     Portfolio of Investments
---------------------------------------------------------------------------

     FLEXIBLE INCOME PORTFOLIO

     October 31, 2004

---------------------------------------------------------------------------
                                                                 Value
    Shares                                                      (000s)
    ------                                                      ------

INVESTMENT COMPANY SECURITIES -- 100.2%
 1,830,240     WM Equity Income Fund                          $   32,560
 2,660,129     WM Growth & Income Fund                            62,566
 3,289,963     WM Growth Fund+                                    49,218
 7,913,894     WM High Yield Fund                                 65,448
24,053,163     WM Income Fund                                    228,024
 1,556,986     WM Mid Cap Stock Fund                              26,873
   668,825     WM REIT Fund                                       10,467
45,239,898     WM Short Term Income Fund                         107,671
   646,869     WM Small Cap Growth Fund+                           8,662
   894,144     WM Small Cap Value Fund+                            9,684
27,169,309     WM U.S. Government Securities Fund                295,602
   268,942     WM West Coast Equity Fund                           9,518
                                                               ---------
                  Total Investment Company Securities
                     (Cost $857,429)                             906,293
                                                               ---------

  Principal
   Amount
   (000s)
-------------

REPURCHASE AGREEMENT -- 0.1%
     (Cost $1,317)
$      1,317    Agreement with Morgan Stanley,
                  1.770% dated 10/29/2004, to be
                  repurchased at $1,317,000 on
                  11/01/2004 (Collateralized by
                  U.S. Treasury Obligations, having
                  various interest rates and maturities,
                  market value $1,359,000)                         1,317
                                                               ---------


TOTAL INVESTMENTS (Cost $858,746*)                    100.3%     907,610
OTHER ASSETS AND LIABILITIES (Net)                     (0.3)      (3,110)
                                                      -----    ---------

NET ASSETS                                            100.0%   $ 904,500
                                                      =====    =========


--------
*  Aggregate cost for federal tax purposes is $864,037.
+  Non-income producing security.




---------------------------------------------------------------------------

     CONSERVATIVE BALANCED PORTFOLIO

     October 31, 2004

---------------------------------------------------------------------------
                                                                Value
    Shares                                                      (000s)
    ------                                                      ------

INVESTMENT COMPANY SECURITIES -- 99.1%
 1,709,877     WM Equity Income Fund                          $   30,419
 1,731,560     WM Growth & Income Fund                            40,726
 2,620,032     WM Growth Fund+                                    39,196
 3,438,202     WM High Yield Fund                                 28,434
 9,767,499     WM Income Fund                                     92,596
 2,026,270     WM International Growth Fund                       18,763
 1,056,491     WM Mid Cap Stock Fund                              18,235
   656,259     WM REIT Fund                                       10,270
11,428,370     WM Short Term Income Fund                          27,200
   513,650     WM Small Cap Growth Fund+                           6,878
   680,825     WM Small Cap Value Fund+                            7,373
11,783,050     WM U.S. Government Securities Fund                128,200
   393,992     WM West Coast Equity Fund                          13,943
                                                               ---------

               Total Investment Company Securities
                     (Cost $433,282)                             462,233
                                                               ---------

  Principal
   Amount
   (000s)
-------------

REPURCHASE AGREEMENT -- 0.2%
     (Cost $1,027)
$      1,027    Agreement with Morgan Stanley,
                  1.770% dated 10/29/2004, to be
                  repurchased at $1,027,000 on
                  11/01/2004 (Collateralized by
                  U.S. Treasury Obligations, having
                  various interest rates and maturities,
                  market value $1,060,000)                                 1,027
                                                                      ----------

TOTAL INVESTMENTS (Cost $434,309*)                             99.3%     463,260
OTHER ASSETS AND LIABILITIES (Net)                              0.7        3,494
                                                              -----   ----------

NET ASSETS                                                    100.0%  $  466,754
                                                              =====   ==========


--------
*  Aggregate cost for federal tax purposes is $437,297.
+  Non-income producing security.


             See Notes to Financial Statements.

     Portfolio of Investments
---------------------------------------------------------------------------

     BALANCED PORTFOLIO

     October 31, 2004

---------------------------------------------------------------------------

                                                                 Value
    Shares                                                      (000s)
    ------                                                      ------

INVESTMENT COMPANY SECURITIES -- 98.0%
19,117,327     WM Equity Income Fund                          $  340,097
19,496,590     WM Growth & Income Fund                           458,560
29,715,572     WM Growth Fund+                                   444,545
21,157,392     WM High Yield Fund                                174,972
42,867,024     WM Income Fund                                    406,379
20,081,039     WM International Growth Fund                      185,950
11,527,675     WM Mid Cap Stock Fund                             198,968
 7,286,205     WM REIT Fund                                      114,029
14,432,845     WM Short Term Income Fund                          34,350
 5,859,412     WM Small Cap Growth Fund+                          78,458
 8,205,497     WM Small Cap Value Fund+                           88,866
55,266,472     WM U.S. Government Securities Fund                601,299
 4,795,203     WM West Coast Equity Fund                         169,702
                                                              ----------

               Total Investment Company Securities
                     (Cost $3,021,136)                         3,296,175
                                                              ----------

  Principal
   Amount
   (000s)
-------------

REPURCHASE AGREEMENT -- 2.0%
     (Cost $67,042)
$     67,042    Agreement with Morgan Stanley,
                  1.770% dated 10/29/2004, to be
                  repurchased at $67,052,000 on
                  11/01/2004 (Collateralized by
                  U.S. Treasury Obligations, having
                  various interest rates and maturities,
                  market value $69,188,000)                       67,042
                                                              ----------

TOTAL INVESTMENTS (Cost $3,088,178*)                  100.0%   3,363,217
OTHER ASSETS AND LIABILITIES (Net)                     (0.0)        (902)
                                                      -----   ----------

NET ASSETS                                            100.0%  $3,362,315
                                                      =====   ==========

--------
*  Aggregate cost for federal tax purposes is $3,124,684.
+  Non-income producing security.



---------------------------------------------------------------------------

     CONSERVATIVE GROWTH PORTFOLIO

     October 31, 2004

---------------------------------------------------------------------------

                                                                 Value
    Shares                                                      (000s)
    ------                                                      ------

INVESTMENT COMPANY SECURITIES -- 99.9%
18,133,221     WM Equity Income Fund                          $  322,590
21,180,180     WM Growth & Income Fund                           498,158
31,333,476     WM Growth Fund+                                   468,749
13,300,805     WM High Yield Fund                                109,997
11,383,877     WM Income Fund                                    107,919
21,393,301     WM International Growth Fund                      198,102
12,093,161     WM Mid Cap Stock Fund                             208,728
 7,407,674     WM REIT Fund                                      115,930
 6,510,375     WM Small Cap Growth Fund+                          87,174
 9,129,273     WM Small Cap Value Fund+                           98,870
21,572,215     WM U.S. Government Securities Fund                234,706
 5,252,201     WM West Coast Equity Fund                         185,875
                                                              ----------

               Total Investment Company Securities
                     (Cost $2,409,452)                         2,636,798
                                                              ----------

  Principal
   Amount
   (000s)
-------------

REPURCHASE AGREEMENT -- 0.1%
     (Cost $3,191)
$      3,191    Agreement with Morgan Stanley,
                  1.770% dated 10/29/2004, to be
                  repurchased at $3,191,000 on
                  11/01/2004 (Collateralized by
                  U.S. Treasury Obligations, having
                  various interest rates and maturities,
                  market value $3,293,000)                         3,191
                                                              ----------

TOTAL INVESTMENTS (COST $2,412,643*)                  100.0%   2,639,989
OTHER ASSETS AND LIABILITIES (NET)                      0.0          149
                                                     ------   ----------

NET ASSETS                                            100.0%  $2,640,138
                                                      =====   ==========

--------
*  Aggregate cost for federal tax purposes is $2,433,540.
+  Non-income producing security.


             See Notes to Financial Statements.

     Portfolio of Investments
---------------------------------------------------------------------------

     STRATEGIC GROWTH PORTFOLIO

     October 31, 2004

---------------------------------------------------------------------------
                                                                 Value
    Shares                                                      (000s)
    ------                                                      ------

INVESTMENT COMPANY SECURITIES -- 99.8%
10,312,729     WM Equity Income Fund                          $  183,463
14,241,718     WM Growth & Income Fund                           334,965
18,706,330     WM Growth Fund+                                   279,847
 9,233,462     WM High Yield Fund                                 76,361
14,730,278     WM International Growth Fund                      136,402
 9,467,674     WM Mid Cap Stock Fund                             163,412
 4,234,090     WM REIT Fund                                       66,264
 4,211,258     WM Small Cap Growth Fund+                          56,389
 5,862,507     WM Small Cap Value Fund+                           63,491
 3,853,132     WM West Coast Equity Fund                         136,362
                                                              ----------

               Total Investment Company Securities
                     (Cost $1,393,141)                         1,496,956
                                                              ----------

  Principal
   Amount
   (000s)
-------------

REPURCHASE AGREEMENT -- 0.2%
     (Cost $2,164)
$      2,164    Agreement with Morgan Stanley,
                  1.770% dated 10/29/2004, to be
                  repurchased at $2,164,000 on
                  11/01/2004 (Collateralized by
                  U.S. Treasury Obligations, having
                  various interest rates and maturities,
                  market value $2,233,000)                         2,164
                                                              ----------

TOTAL INVESTMENTS (COST $1,395,305*)                  100.0%   1,499,120
OTHER ASSETS AND LIABILITIES (NET)                      0.0          180
                                                      -----   ----------

NET ASSETS                                            100.0%  $1,499,300
                                                      =====   ==========

--------
*  Aggregate cost for federal tax purposes is $1,414,477.
+  Non-income producing security.




             See Notes to Financial Statements.

     Portfolio of Investments
---------------------------------------------------------------------------

     MONEY MARKET FUND

     October 31, 2004

---------------------------------------------------------------------------

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

COMMERCIAL PAPER (DOMESTIC) - 2.3%
                Cooperative Association of Tractor Dealers Inc.:
$      3,000      Series A,
                  2.180% due 03/04/2005+++               $    2,978
                  Series B:
       4,073      1.510% due 11/03/2004+++                    4,073
       5,300      1.620% due 11/04/2004+++                    5,299
       3,000      1.830% due 11/12/2004+++                    2,998
                                                         ----------

                Total Commercial Paper (Domestic)
                  (Cost $15,348)                             15,348
                                                         ----------

COMMERCIAL PAPER (YANKEE) - 6.5%
      15,000    ABN AMRO Bank NV North America,
                  1.770% due 11/08/2004+++                   14,995
      29,561    UBS Finance (D.E.) LLC,
                  1.840% due 11/01/2004+++                   29,561
                                                         ----------

                Total Commercial Paper (Yankee)
                  (Cost $44,556)                             44,556
                                                         ----------

MEDIUM TERM NOTES - 14.1%
       2,000    American Express Credit Corporation,
                  Series B,
                  4.250% due 02/07/2005                       2,016
                American Honda Finance Corporation:
      15,000      1.780% due 02/11/2005++**                  15,007
      10,000      2.010% due 07/11/2005++**                  10,000
                General Electric Capital Corporation,
                  Series A:
      10,200      1.760% due 05/12/2005++                    10,207
       5,200      1.925% due 12/15/2004++                     5,200
       6,035      4.250% due 01/28/2005                       6,077
       8,778      7.250% due 02/01/2005                       8,909
       3,500    J.P. Morgan Chase & Company, Sr. Note,
                  2.070% due 03/07/2005++                     3,503
      10,000    MBIA Global Funding LLC,
                  1.800% due 02/07/2005++**                  10,000
      10,000    Merrill Lynch & Company, Inc., Note,
                  2.210% due 07/11/2005++                    10,014
       5,000    National City Bank, Note,
                  1.700% due 05/19/2005++                     4,999
      10,000    U.S. Bancorp, Sr. Note, Series J,
                  6.875% due 12/01/2004                      10,046
                                                         ----------

                Total Medium Term Notes
                  (Cost $95,978)                             95,978
                                                         ----------


CORPORATE BONDS AND NOTES - 33.6%
       1,150    2440 LLC, Note, (LOC: Fifth Third Bank),
                  1.960% due 05/01/2024+**                    1,150
       3,250    2880 Stevens Creek LLC, Bond,
                  (LOC: Bank of the West),
                  1.940% due 11/01/2033+                      3,250
       2,915    ASSK Properties LC, Note,
                  (LOC: Wells Fargo Bank),
                  2.000% due 12/01/2017+                      2,915

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

                Associates Corporation NA, Sr. Note:
   $   3,950      6.200% due 05/16/2005                  $    4,031
      14,625      7.750% due 02/15/2005                      14,898
       1,750    Avatar Corporation, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2039+**                    1,750
       1,000    Banaba Properties LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 03/01/2020+                      1,000
       1,400    Bedford Hills Golf Club, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 04/01/2013+                      1,400
       2,445    Boardwalk Enterprises, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 04/01/2024+**                    2,445
       2,010    BP Canada Energy Company, Deb.,
                  6.750% due 02/15/2005                       2,041
       4,750    BP Capital Markets PLC, Note,
                  4.000% due 04/29/2005                       4,791
       1,450    Brookville Enterprises, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2025+                      1,450
       3,000    Campus Research Corporation, Note,
                  Series A, (LOC: Wells Fargo Bank),
                  2.050% due 06/01/2013+                      3,000
       4,000    Chatham Capital Corporation, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 11/01/2026+                      4,000
      12,315    Commercial Credit Corporation, Note,
                  (LOC: Citigroup),
                  6.500% due 06/01/2005                      12,625
       2,000    Community Housing Development, Bond,
                  (LOC: Wells Fargo Bank),
                  1.900% due 08/01/2024+                      2,000
       3,140    Corporate Finance Managers, Note,
                  (LOC: Wells Fargo Bank),
                  1.900% due 02/02/2043+                      3,140
       1,150    Corvasc Real Estate, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2024+                      1,150
       1,000    Crestmont Nursing Home, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 03/01/2024+**                    1,000
       1,600    DBSI First Mortgage 1998, Note,
                  (LOC: U.S. Bank),
                  1.920% due 07/01/2023+                      1,600
         200    Derby Fabricating LLC, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2024+                        200
       1,000    Elmhurst Memorial Healthcare, Note,
                  (LOC: Fifth Third Bank),
                  1.940% due 01/01/2034+**                    1,000
      28,031    Everett Clinic, P.S., Bond,
                  (LOC: Bank of America),
                  1.990% due 05/01/2022+                     28,031
       1,000    Exal Corporation, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 03/01/2009+                      1,000


                See Notes to Financial Statements.

                                                                          25



     Portfolio of Investments (continued)
---------------------------------------------------------------------------

     MONEY MARKET FUND

     October 31, 2004

---------------------------------------------------------------------------

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

CORPORATE BONDS AND NOTES - (continued)
$      1,000    Family Express LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 04/01/2028+                 $    1,000
       1,100    Fifth Third Bank, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2018+**                    1,100
       5,000    First Union National Bank, Note,
                  7.700% due 02/15/2005                       5,091
       7,490    Foster Schweihofer Real Estate Holdings
                  Company, LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 09/20/2033+                      7,490
       9,000    General Electric Capital Corporation,
                  Deb., 8.850% due 04/01/2005                 9,279
       1,630    Gold Key Processing Limited, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 07/01/2024+                      1,630
      11,815    Goldman Sachs Group,
                  6.625% due 12/01/2004**                    11,863
       2,000    Gulf Gate Apartments, Bond,
                  (LOC: Wells Fargo Bank),
                  1.900% due 09/01/2028+**                    2,000
       1,000    Henderson Regional Authority, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 07/01/2023+                      1,000
       4,800    Iowa 80 Group Inc., Note,
                  (LOC: Wells Fargo Bank),
                  1.890% due 06/01/2016+                      4,800
       1,000    ISO Building LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 03/01/2023+**                    1,000
       1,000    JUL-Mark Investments LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2025+**                    1,000
       2,146    KAT LLC, Note, (LOC: Fifth Third Bank),
                  1.960% due 06/01/2029+                      2,146
       1,935    KL Morris Family LP, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 02/01/2020+                      1,935
       1,000    LAL Holding Company, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 08/01/2019+                      1,000
         955    Lauren Company LLC, Bond,
                  (LOC: Wells Fargo Bank),
                  1.900% due 07/01/2033+**                      955
       1,000    Lee Family Partnership, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2034+                      1,000
       2,200    Lincoln Parkway LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2044+                      2,200
       1,900    Marsh Enterprises LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 01/01/2028+                      1,900
         900    Martin Road Investments, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2027+                        900
      10,000    MBIA Global Funding, Note,
                  1.860% due 04/08/2005++**                  10,002

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

$      4,900    Medical Properties Inc., Revenue Bonds,
                  (Dakota Clinic Ltd. Project),
                  (LOC: ABN AMRO Bank NV),
                  1.990% due 12/15/2024+                 $    4,900
                Michigan Equity Group, Note,
                  (LOC: Fifth Third Bank):
       1,000      1.960% due 04/01/2034+                      1,000
       2,530      Series B,
                  1.960% due 04/01/2034+**                    2,530
       2,300    NO S Properties LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 08/01/2024+                      2,300
       1,390    Northern Trust Company, Note,
                  6.650% due 11/09/2004                       1,392
       4,800    Pineview Estates LC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 01/01/2023+                      4,800
      14,526    Portland Clinic LLP, Bond,
                  (LOC: U.S. Bank),
                  1.990% due 11/20/2027+                     14,526
       1,000    R.O. Davis Real Estate, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 04/01/2023+                      1,000
       1,610    Realty Holding Company LLC,  Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2024+**                    1,610
       4,615    Rise Inc., Note, (LOC: Wells Fargo Bank),
                  2.000% due 11/01/2022+                      4,615
       4,800    Rockwood Quarry LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 12/01/2022+                      4,800
         900    Sanders CRS Exchange LLC, Note,
                  (LOC: Wells Fargo Bank),
                  2.090% due 10/01/2023+**                      900
       1,000    SJD Service Company LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2023+                      1,000
       1,000    Skeletal Properties, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 11/01/2014+                      1,000
       3,000    SouthTrust Bank NA, Note,
                  1.754% due 05/02/2005++                     3,000
       1,250    Spartan Medical Facility, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 12/01/2026+**                    1,250
       2,900    Tacoma Goodwill Industries, Bond,
                  (LOC: Bank of America),
                  1.930% due 02/01/2023+                      2,900
       2,000    Titan Holdings Group LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2012+                      2,000
       1,125    United Transportation Union, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2009+                      1,125
       1,393    Watts Brothers Frozen Foods, Bond,
                  (LOC: U.S. Bank),
                  1.920% due 07/01/2013+                      1,393
       2,500    Wells Fargo & Company, Sr. Note,
                  7.500% due 04/15/2005                       2,567
                                                         ----------

                Total Corporate Bonds and Notes
                  (Cost $229,766)                           229,766
                                                         ----------


                See Notes to Financial Statements.
26

---------------------------------------------------------------------------

     MONEY MARKET FUND

     October 31, 2004

---------------------------------------------------------------------------


   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

TAXABLE MUNICIPAL BONDS - 29.3%
$      2,000    ABAG, California, Finance Authority for
                  Nonprofit Corporations, Revenue Bonds,
                  (Public Policy Institute of California
                  Project), Series B,
                  (LOC: Bank of New York),
                  2.040% due 11/01/2031+                  $   2,000
       7,450    Acworth, Georgia, Downtown Development
                  Authority, IDR, (City of Acworth Cable
                  Fiber Optic Project), (AMBAC Insured),
                  1.930% due 01/01/2017+                      7,450
      10,000    Brooks County, Georgia, Development
                  Authority, IDR, (Langboard Inc.
                  Project), (LOC: Bank of America),
                  1.960% due 05/01/2018+                     10,000
         200    California Educational Facilities
                  Authority, Loan Agreement Revenue,
                  (University of Judaism), Series B,
                  (LOC: Allied Irish Bank PLC),
                  2.030% due 12/01/2028+                        200
       1,400    California Statewide Communities
                  Development Authority, MFHR,
                  (Pavilions at Sunrise Apartments),
                  Series M-T, (LOC: Fannie Mae),
                  1.960% due 08/15/2034+                      1,400
       2,085    Collier County, Florida, MFHR,
                  (Brittany Bay Apartments Project),
                  Series B, (FNMA Collateral),
                  1.930% due 07/15/2034+                      2,085
       1,225    Colorado Housing & Finance Authority,
                  Economic Development Revenue, (G.A.
                  Wright Asset Management, LLC Project),
                  (LOC: Wells Fargo Bank),
                  1.900% due 04/01/2029+                      1,225
      25,000    Connecticut State Housing Finance
                  Authority, Housing Revenue, (Housing
                  Mortgage Finance Program),
                  Subseries B-6, (AMBAC Insured),
                  1.930% due 11/15/2027+                     25,000
       4,250    Four Dam Pool Power Agency, Alaska,
                  Electric Revenue, Series B,
                  (LOC: Dexia Bank),
                  1.850% due 07/01/2026+                      4,250
       1,400    Illinois Health Facilities Authority,
                  Health Care Revenue, (West Suburban
                  Hospital Medical Center Project),
                  Series B, (LOC: American National
                  Bank), 1.950% due 07/01/2024+               1,400
       2,900    Kern Water Bank Authority, California,
                  Water Revenue, Series B,
                  (LOC: Wells Fargo Bank),
                  1.900% due 07/01/2028+                      2,900
       3,000    Kit Carson County, Colorado, Agricultural
                  Development Revenue,
                  (Midwest Farms LLC),
                  (LOC: Wells Fargo Bank),
                  1.870% due 06/01/2027+                      3,000
       3,000    Long Beach, California, Revenue Bonds,
                  Long Beach Towne Center Site
                  Refinancing Project), Series A,
                  (LOC: Allied Irish Bank PLC),
                  1.940% due 11/01/2030+                      3,000

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

$      4,340    Los Angeles, California, Community
                  Redevelopment Agency, Financing
                  Authority Revenue, (Bunker Hill
                  Project), Series B, (AMBAC Insured),
                  1.490% due 12/01/2004                   $   4,340
       2,450    Massachusetts State Development Finance
                  Agency, Solid Waste Disposal Revenue,
                  (The Newark Group Project), Series D,
                  (LOC: JPMorgan Chase Bank),
                  1.930% due 07/01/2016+                      2,450
       2,000    Memorial Health System, Illinois, Health
                  Care Revenue, (LOC: Bank One NA),
                  1.870% due 10/01/2024+                      2,000
       3,005    Michigan State Strategic Fund, Limited
                  Obligation Revenue, (Environmental
                  Research Institute of Michigan
                  Project), Series B, (LOC: Fifth Third
                  Bank), 1.860% due 10/01/2025+               3,005
       1,000    Montrose County, Colorado, Economic
                  Development Revenue, (Gordon
                  Development Project), Series A,
                  (LOC: Wells Fargo Bank),
                  1.900% due 06/01/2010+                      1,000
       4,215    New Hampshire State Housing Finance
                  Authority, MFHR, (Pheasant Run
                  Properties Limited Partnership
                  Project), (FNMA Collateral),
                  1.950% due 04/15/2016+                      4,215
       2,500    New York City Housing Development
                  Corporation, MFHR, Series B,
                  (LOC: KeyBank National Association),
                  1.950% due 07/01/2035+                      2,500
      20,000    New York City, GO, Subseries A-11,
                  (FGIC Insured),
                  1.930% due 11/01/2020+                     20,000
       4,800    New York State Housing Finance Agency,
                  Housing Revenue, (West 33rd Street
                  Project), Series B, (FNMA Collateral),
                  1.850% due 11/15/2036+                      4,800
      33,000    Oakland-Alameda County, California,
                  Coliseum Authority, Lease Revenue,
                  (Coliseum Project), Series D,
                  (LOC: Wachovia Bank),
                  1.930% due 02/01/2011+                     33,000
                Orange County, Florida, Housing Finance
                  Authority, MFHR, Series B:
       2,320      (Northbridge At Millenia - Phase II
                  Project), (LOC: SouthTrust Bank),
                  1.990% due 08/15/2036+                      2,320
       1,550      (The Landings on Millenia Blvd.
                  Apartments),  (LOC: Fannie Mae),
                  1.990% due 08/15/2035+                      1,550
       2,375    Plymouth, Minnesota, Health Facilities
                  Revenue, (Westhealth Project),
                  Series B, (FSA Insured),
                  1.870% due 06/01/2024+                      2,375
       3,200    Richmond, California, MFHR, (Bay Cliff
                  Apartments Project), Series B,
                  (FNMA Collateral),
                  1.950% due 08/15/2037+                      3,200


                See Notes to Financial Statements.

---------------------------------------------------------------------------

     MONEY MARKET FUND

     October 31, 2004

---------------------------------------------------------------------------

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------

TAXABLE MUNICIPAL BONDS - (continued)
$      5,250    Santa Rosa, California, Pension
                  Obligation, Revenue Bonds, Series A,
                  (LOC: Landesbank Hessen-Thuringen),
                  2.040% due 09/01/2024+                  $   5,250
       3,000    Savannah College of Art & Design, Inc.,
                  Georgia, Revenue Bonds, (LOC: Bank of
                  America),
                  1.960% due 04/01/2024+                      3,000
      10,700    South Fulton, Georgia, Municipal Regional
                  Jail Authority, Lease Revenue, (Union
                  City Justice Center Project), (MBIA
                  Insured), 1.950% due 11/01/2017+           10,700
       5,750    Union County Improvement Authority, New
                  Jersey, Revenue Bonds, (Cedar Glen
                  Housing Corporation - Hanover Township
                  Housing Project), Series B,
                  (FNMA Collateral),
                  1.950% due 12/15/2014+                      5,750
       1,445    University of Illinois, College &
                University Revenue, (UIC South Campus
                  Development Project), (FGIC Insured),
                  7.620% due 01/15/2005                       1,463
       7,000    Utah Telecommunication Open
                  Infrastructure Agency,
                  Telecommunications Revenue,
                  (LOC: Bank of America Corporation),
                  1.930% due 07/01/2026+                      7,000
       3,600    Val Verde Unified School District,
                  California, COP, (Land Bank Program),
                  Series B, (LOC: Bank of America),
                  1.930% due 09/01/2010+                      3,600
                Washington State Housing Finance
                  Commission, MFHR, Series B:
       1,910      (Boardwalk Apartments Project),
                  (FNMA Collateral),
                  1.930% due 09/01/2028+                      1,910
       1,725      (Cedar Landing Project),
                  (LOC: U.S. Bank),
                  1.920% due 12/01/2028+                      1,725
       1,070      (Oxford Square Project),
                  (LOC: U.S. Bank),
                  1.920% due 12/01/2028+                      1,070
       5,250      (Silver Creek Apartment Project),
                  1.950% due 12/20/2037+                      5,250
       2,730      (Washington Terrace Senior Apartments
                  Project), (FNMA Collateral),
                  1.930% due 09/15/2037+                      2,730
                                                          ---------

                Total Taxable Municipal Bonds
                  (Cost $200,113)                           200,113
                                                          ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.2%
                Federal Home Loan Bank, Bond:
      18,000      1.260% due 04/08/2005                      17,929
      15,000      1.400% due 03/29/2005                      15,000
       5,000      1.500% due 03/08/2005                       5,000

   Principal
    Amount                                                   Value
    (000s)                                                   (000s)
   ---------                                                 ------


                Federal National Mortgage Association,
                  Note:
$      5,000      1.610% due 05/13/2005                  $    5,000
       5,000      1.750% due 05/23/2005                       5,000
       5,000      1.800% due 05/27/2005                       5,000
      10,000      1.850% due 06/03/2005                      10,000
                                                         ----------

                Total U.S. Government Agency Obligations
                  (Cost $62,929)                             62,929
                                                         ----------

FUNDING AGREEMENT - 4.7%
   (Cost $32,000)
      32,000    New York Life Insurance,
                  1.720% due 08/03/2005***                   32,000
                                                         ----------

TOTAL INVESTMENTS (Cost $680,690*)            99.7%         680,690
OTHER ASSETS AND LIABILITIES (Net)             0.3            2,325
                                             -----       ----------

NET ASSETS                                   100.0%      $  683,015
                                             =====       ==========

--------
*     Aggregate cost for federal tax purposes.
** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
***   Security is restricted and illiquid. It was acquired on August
      4, 2004, and has a value of $0.05 per Fund share at October 31,
      2004.
+ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2004.
++ Floating rate security whose interest rate is reset periodically based on an index.
+++   Rate represents discount rate on purchase date.




                             GLOSSARY OF TERMS
       AMBAC    -- American Municipal Bond Assurance Corporation
       COP      -- Certificate of Participation
       FGIC     -- Federal Guaranty Insurance Corporation
       FNMA     -- Federal National Mortgage Association
       FSA      -- Financial Security Assurance
       GO       -- General Obligation
       IDR      -- Industrial Development Revenue
       LOC      -- Letter of Credit
       MBIA     -- Municipal Bond Investors Assurance
       MFHR     -- Multi-family Housing Revenue


             See Notes to Financial Statements.

     Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------

     October 31, 2004

     (In thousands)

  ------------------------------------------------------------------------------------------------------------------
                                       Flexible     Conservative                  Conservative     Strategic        Money
                                        Income        Balanced       Balanced        Growth         Growth         Market
                                       Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        Fund
                                      ---------    ------------     ---------     -----------     ---------       ------
ASSETS:
Investments, at value (a)             $ 907,610      $ 463,260     $3,363,217     $2,639,989     $1,499,120       $680,690
Cash                                          1              1             --*             1              1              1
Dividends and/or interest
 receivable                                  --*            --*            10             --*            --*         3,059
Receivable for Portfolio/Fund
 shares sold                              3,305          5,505         13,499          9,569          5,709            802
Prepaid expenses and other assets             3              1             12             10              5              6
                                      ---------      ---------     ----------     ----------     ----------       --------
      Total Assets                      910,919        468,767      3,376,738      2,649,569      1,504,835        684,558
                                      ---------      ---------     ----------     ----------     ----------       --------

LIABILITIES:
Payable for Portfolio/Fund
 shares redeemed                          5,200            967          8,144          4,320          2,295            909
Payable for investment securities
 purchased                                   --            427          2,042          1,691          1,164             --
Investment advisory fee payable             495            251          1,713          1,363            791            261
Shareholder servicing and
 distribution fees payable                  536            259          1,857          1,480            869             53
Transfer agent fees payable                  31             14            111            108             87             34
Dividends payable                            --             --             --             --             --             13
Accrued printing and postage expenses        87             39            321            282            210            221
Accrued legal and audit fees                 28             25             42             38             31             34
Accrued expenses and other payables          42             31            193            149             88             18
                                      ---------      ---------     ----------     ----------     ----------       --------
      Total Liabilities                   6,419          2,013         14,423          9,431          5,535          1,543
                                      ---------      ---------     ----------     ----------     ----------       --------
NET ASSETS                            $ 904,500      $ 466,754     $3,362,315     $2,640,138     $1,499,300       $683,015
                                      =========      =========     ==========     ==========     ==========       ========

(a) Investments, at cost              $ 858,746      $ 434,309     $3,088,178     $2,412,643     $1,395,305       $680,690
                                      =========      =========     ==========     ==========     ==========       ========
NET ASSETS consist of:
Undistributed net investment income/
 (accumulated net investment loss)    $   1,673      $     582     $    1,467     $   (1,722)    $   (9,034)      $     --
Accumulated net realized loss on
 investment transactions                 (3,170)        (2,307)       (69,451)       (81,959)       (65,559)           (45)
Net unrealized appreciation of
 investments                             48,864         28,951        275,039        227,346        103,815             --
Paid-in capital                         857,133        439,528      3,155,260      2,496,473      1,470,078        683,060
                                      ---------      ---------     ----------     ----------     ----------       --------
      Total Net Assets                $ 904,500      $ 466,754     $3,362,315     $2,640,138     $1,499,300       $683,015
                                      =========      =========     ==========     ==========     ==========       ========

--------------
*Amount represents less than $500.


                                            See Notes to Financial Statements.


     Statements of Assets and Liabilities (continued)
------------------------------------------------------------------------------------------------------------------------

     October 31, 2004

     (In thousands)

  ------------------------------------------------------------------------------------------------------------------
                                    Flexible     Conservative                  Conservative     Strategic        Money
                                     Income        Balanced       Balanced        Growth         Growth         Market
                                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        Fund
                                    ---------    ------------     ---------     -----------     ---------       ------
NET ASSETS:
Class A Shares                      $ 357,735      $ 207,816     $1,524,988     $1,157,038      $ 609,250       $530,052
                                    =========      =========     ==========     ==========      =========       ========
Class B Shares                      $ 418,994      $ 161,623     $1,354,528     $1,001,081      $ 612,914       $ 52,764
                                    =========      =========     ==========     ==========      =========       ========
Class C Shares                      $ 127,771      $  97,315     $  482,799     $  482,019      $ 277,136       $  8,480
                                    =========      =========     ==========     ==========      =========       ========
Class I Shares                                                                                                  $ 91,719
                                                                                                                ========
SHARES OUTSTANDING:
Class A Shares                         31,780         20,237        120,684         85,356         42,033        530,072
                                    =========      =========     ==========     ==========      =========       ========
Class B Shares                         37,283         15,765        107,439         75,992         44,088         52,761
                                    =========      =========     ==========     ==========      =========       ========
Class C Shares                         11,417          9,524         38,462         36,771         19,891          8,480
                                    =========      =========     ==========     ==========      =========       ========
Class I Shares                                                                                                    91,732
                                                                                                                ========
CLASS A SHARES:**
Net asset value per share of
 beneficial interest outstanding*   $   11.26      $   10.27     $    12.64     $    13.56      $   14.49       $   1.00
                                    =========      =========     ==========     ==========      =========       ========
Maximum sales charge                     4.50%          5.50%          5.50%          5.50%          5.50%            --
                                    =========      =========     ==========     ==========      =========
Maximum offering price per share of
 beneficial interest outstanding    $   11.79      $   10.87     $    13.38     $    14.35      $   15.33             --
                                    =========      =========     ==========     ==========      =========
CLASS B SHARES:**
Net asset value and offering price
 per share of beneficial interest
 outstanding *                      $   11.24      $   10.25     $    12.61     $    13.17      $   13.90       $   1.00
                                    =========      =========     ==========     ==========      =========       ========
CLASS C SHARES:**
Net asset value and offering price
 per share of beneficial interest
 outstanding *                      $   11.19      $   10.22     $    12.55     $    13.11      $   13.93       $   1.00
                                    =========      =========     ==========     ==========      =========       ========
CLASS I SHARES:**
Net asset value, offering and
 redemption price per share of
 beneficial interest outstanding                                                                                $   1.00
                                                                                                                ========

--------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** Net asset value and maximum offering price are not shown in thousands.



                                         See Notes to Financial Statements.

30




     Statements of Operations
------------------------------------------------------------------------------------------------------------------------

     For the Year Ended October 31, 2004

     (In thousands)

  ------------------------------------------------------------------------------------------------------------------
                                    Flexible     Conservative                  Conservative     Strategic        Money
                                     Income        Balanced       Balanced        Growth         Growth         Market
                                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        Fund
                                    ---------    ------------     ---------     -----------     ---------       ------
INVESTMENT INCOME:
Dividends from investment company
 securities                         $  32,735      $  12,865     $   70,898     $   38,998     $   14,283       $     --
Interest                                   29             14            755             56             37         10,298
                                    ---------      ---------     ----------     ----------     ----------       --------
      Total investment income          32,764         12,879         71,653         39,054         14,320         10,298
                                    ---------      ---------     ----------     ----------     ----------       --------
EXPENSES:
Investment advisory fee                 5,206          2,416         17,412         13,878          8,046          3,575
Custodian fees                              3              3              3              3              3             27
Legal and audit fees                       44             33             95             80             55             47
Trustees' fees                             20              9             69             55             31             22
Registration and filing fees              155            105            383            313            202             64
Printing and postage expenses             238            115            900            818            603            309
Other                                      96             46            324            255            141            122
Shareholder servicing and
 distribution fees:
    Class A Shares                        743            383          3,002          2,317          1,196             --
    Class B Shares                      4,054          1,442         12,561          9,462          5,744            614
    Class C Shares                        984            744          3,674          3,566          2,055             61
Transfer agent fees:
    Class A Shares                        155             85            646            646            487            328
    Class B Shares                        271            111            921            815            639             97
    Class C Shares                         57             45            209            239            172              7
                                    ---------      ---------     ----------     ----------     ----------       --------
      Total expenses                   12,026          5,537         40,199         32,447         19,374          5,273
Fees waived by the distributor             --             --             --             --             --           (290)
Fees reduced by custodian credits          --*            --*            (1)            --*            --*            (2)
                                    ---------      ---------     ----------     ----------     ----------       --------
          Net expenses                 12,026          5,537         40,198         32,447         19,374          4,981
                                    ---------      ---------     ----------     ----------     ----------       --------

NET INVESTMENT INCOME/(LOSS)           20,738          7,342         31,455          6,607         (5,054)         5,317
                                    ---------      ---------     ----------     ----------     ----------       --------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain/(loss) on
 investment transactions                2,394            646        (21,358)       (33,528)       (25,066)             1
Capital gain distributions received        81             53            619            633            435             --
Net change in unrealized
 appreciation/depreciation of
 investments                           19,948         14,620        184,763        192,878        127,779             --
                                    ---------      ---------     ----------     ----------     ----------       --------
Net realized and unrealized gain on
 investments                           22,423         15,319        164,024        159,983        103,148              1
                                    ---------      ---------     ----------     ----------     ----------       --------


NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS          $  43,161      $  22,661     $  195,479     $  166,590     $   98,094       $  5,318
                                    =========      =========     ==========     ==========     ==========       ========

--------------
*     Amount represents less than $500.




                                          See Notes to Financial Statements.

                                                         31

     Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------

     For the Year Ended October 31, 2004

     (In thousands)

  --------------------------------------------------------------------------------------------------------------------
                                      Flexible     Conservative                  Conservative     Strategic         Money
                                       Income        Balanced       Balanced        Growth         Growth           Market
                                      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio          Fund
                                      ---------    ------------     ---------     -----------     ---------         ------
Net investment income/(loss)          $  20,738      $   7,342     $   31,455     $    6,607     $   (5,054)      $   5,317
Net realized gain/(loss) on
 investment transactions                  2,394            646        (21,358)       (33,528)       (25,066)              1
Capital gain distributions received          81             53            619            633            435              --
Net change in unrealized
 appreciation/depreciation of
 investments                             19,948         14,620        184,763        192,878        127,779              --
                                      ---------      ---------     ----------     ----------     ----------       ---------
Net increase in net assets
 resulting from operations               43,161         22,661        195,479        166,590         98,094           5,318
Distributions to shareholders from:
  Net investment income:
    Class A Shares                       (9,197)        (3,698)       (18,617)        (3,971)            --          (4,740)
    Class B Shares                       (9,486)        (2,374)       (10,238)        (3,187)            --             (34)
    Class C Shares                       (2,379)        (1,260)        (3,132)        (1,027)            --              (4)
    Class I Shares                           --             --             --             --             --            (539)
Net increase/(decrease) in net
 assets from Portfolio/Fund share
 transactions:
    Class A Shares                      125,662        107,648        665,510        474,242        272,782        (177,905)
    Class B Shares                       35,707         38,752        203,662        104,834         81,770         (26,548)
    Class C Shares                       56,455         42,994        228,227        264,288        155,320           3,434
    Class I Shares                           --             --             --             --             --          66,839
                                      ---------      ---------     ----------     ----------     ----------       ---------
Net increase/(decrease) in net
 assets                                 239,923        204,723      1,260,891      1,001,769        607,966        (134,179)

NET ASSETS:
Beginning of year                       664,577        262,031      2,101,424      1,638,369        891,334         817,194
                                      ---------      ---------     ----------     ----------     ----------       ---------
End of year                           $ 904,500      $ 466,754     $3,362,315     $2,640,138     $1,499,300       $ 683,015
                                      =========      =========     ==========     ==========     ==========       =========
Undistributed net investment
 income/(accumulated net
 investment loss) at end of year      $   1,673      $     582     $    1,467     $   (1,722)    $   (9,034)      $      --
                                      =========      =========     ==========     ==========     ==========       =========


                                            See Notes to Financial Statements.

     Statements of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------------------

     For the Year Ended October 31, 2003

     (In thousands)

  ----------------------------------------------------------------------------------------------------------------------
                                        Flexible     Conservative                  Conservative     Strategic        Money
                                         Income        Balanced       Balanced        Growth         Growth         Market
                                        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        Fund
                                        ---------    ------------     ---------     -----------     ---------       ------
Net investment income/(loss)            $  16,979      $   4,114     $   23,759     $    9,132     $   (1,375)      $  6,191
Net realized gain/(loss) on
 investment transactions                   (4,679)        (1,915)       (23,365)       (27,792)       (18,516)            --*
Net change in unrealized
 appreciation/depreciation
 of investments                            43,834         19,838        258,639        267,163        170,878             --
                                        ---------      ---------     ----------     ----------     ----------       --------
Net increase in net assets resulting
 from operations                           56,134         22,037        259,033        248,503        150,987          6,191
Distributions to shareholders from:
    Net investment income:
      Class A Shares                       (6,392)        (1,486)       (10,917)        (5,264)            --         (5,447)
      Class B Shares                       (8,956)        (1,756)       (11,375)        (3,864)            --            (49)
      Class C Shares                       (1,284)          (605)        (1,556)          (519)            --             (3)
      Class I Shares                           --             --             --             --             --           (692)
    Net realized gains on investments:
      Class A Shares                         (226)            --             --         (1,176)        (1,363)            --
      Class B Shares                         (389)            --             --         (2,123)        (2,912)            --
      Class C Shares                          (37)            --             --           (182)          (240)            --
Net increase/(decrease) in net assets
 from Portfolio/Fund share
 transactions:
      Class A Shares                       66,490         56,926        284,390        182,874         84,392         18,955
      Class B Shares                      104,021         49,644        200,435         74,140         48,369        (25,219)
      Class C Shares                       44,830         37,641        159,237        126,407         68,120          1,370
      Class I Shares                           --             --             --             --             --       (144,414)
                                        ---------      ---------     ----------     ----------     ----------       --------
Net increase/(decrease) in net
 assets                                   254,191        162,401        879,247        618,796        347,353       (149,308)

NET ASSETS:
Beginning of year                         410,386         99,630      1,222,177      1,019,573        543,981        966,502
                                        ---------      ---------     ----------     ----------     ----------       --------
End of year                             $ 664,577      $ 262,031     $2,101,424     $1,638,369     $  891,334       $817,194
                                        =========      =========     ==========     ==========     ==========       ========
Undistributed net investment income/
 (accumulated net investment loss)
  at end of year                        $   1,974      $     556     $    1,815     $     (331)    $   (4,099)      $     --
                                        =========      =========     ==========     ==========     ==========       ========

--------
*Amount represents less than $500.



                                           See Notes to Financial Statements.

                              Statements of Changes in Net Assets -- Capital Stock Activity
------------------------------------------------------------------------------------------------------------------------


     (In thousands)
  ------------------------------------------------------------------------------------------------------------------


                                                                        Conservative
                                   Flexible Income Portfolio         Balanced Portfolio            Balanced Portfolio
                                  --------------------------     -------------------------     -------------------------
                                   Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                    10/31/04       10/31/03       10/31/04       10/31/03       10/31/04       10/31/03
                                  -----------     ----------     ----------     ----------     ----------     ----------
AMOUNT
   Class A:
      Sold                        $   205,718     $  132,626     $  146,926      $  77,203     $  833,154     $  388,253
      Issued as reinvestment
       of dividends                     8,244          6,038          3,374          1,400         17,690         10,557
      Redeemed                        (88,300)       (72,174)       (42,652)       (21,677)      (185,334)      (114,420)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)     $   125,662     $   66,490     $  107,648      $  56,926     $  665,510     $  284,390
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class B:
      Sold                        $   131,911     $  188,101     $   70,538      $  77,595     $  384,734     $  363,002
      Issued as reinvestment
       of dividends                     8,441          8,565          2,179          1,659          9,770         11,004
      Redeemed                       (104,645)       (92,645)       (33,965)       (29,610)      (190,842)      (173,571)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)     $    35,707     $  104,021     $   38,752      $  49,644     $  203,662     $  200,435
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class C:
      Sold                        $    79,388     $   66,013     $   58,347      $  48,833     $  276,378     $  178,337
      Issued as reinvestment
       of dividends                     2,086          1,207          1,151            574          2,947          1,494
      Redeemed                        (25,019)       (22,390)       (16,504)       (11,766)       (51,098)       (20,594)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase                $    56,455     $   44,830     $   42,994      $  37,641     $  228,227     $  159,237
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class I:
      Sold
      Issued as reinvestment
       of dividends
      Redeemed
      Net increase/(decrease)



SHARES
   Class A:
      Sold                             18,450         12,528         14,538          8,237         67,334         35,203
      Issued as reinvestment
       of dividends                       741            574            334            150          1,433            977
      Redeemed                         (7,941)        (6,804)        (4,219)        (2,322)       (14,979)       (10,622)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)          11,250          6,298         10,653          6,065         53,788         25,558
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class B:
      Sold                             11,851         17,920          6,992          8,360         31,147         33,351
      Issued as reinvestment
       of dividends                       760            816            216            179            797          1,031
      Redeemed                         (9,420)        (8,770)        (3,366)        (3,199)       (15,466)       (16,183)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)           3,191          9,966          3,842          5,340         16,478         18,199
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class C:
      Sold                              7,161          6,291          5,800          5,256         22,496         16,269
      Issued as reinvestment
       of dividends                       189            115            115             62            241            138
      Redeemed                         (2,261)        (2,120)        (1,644)        (1,258)        (4,153)        (1,895)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase                      5,089          4,286          4,271          4,060         18,584         14,512
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class I:
      Sold
      Issued as reinvestment
       of dividends
      Redeemed

      Net increase/(decrease)


                                           See Notes to Financial Statements.



                                     Conservative Growth
                                          Portfolio              Strategic Growth Portfolio        Money Market Fund
                                  --------------------------     --------------------------    -------------------------
                                  Year Ended      Year Ended     Year Ended      Year Ended    Year Ended     Year Ended
                                   10/31/04        10/31/03       10/31/04        10/31/03      10/31/04       10/31/03
                                  -----------     ----------     ----------      ---------     ----------     ----------
AMOUNT
   Class A:
      Sold                        $   597,373     $  255,874     $  348,227      $ 125,879     $  847,283     $  540,768
      Issued as reinvestment
       of dividends                     3,856          6,302             --          1,345          4,517          4,207
      Redeemed                       (126,987)       (79,302)       (75,445)       (42,832)    (1,029,705)      (526,020)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)     $   474,242     $  182,874     $  272,782      $  84,392     $ (177,905)    $   18,955
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class B:
      Sold                        $   249,220     $  209,247     $  160,387      $ 109,265     $   36,057     $   72,301
      Issued as reinvestment
       of dividends                     3,092          5,859             --          2,863             30             46
      Redeemed                       (147,478)      (140,966)       (78,617)       (63,759)       (62,635)       (97,566)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)     $   104,834     $   74,140     $   81,770         48,369     $  (26,548)    $  (25,219)
                                  ===========     ==========     ==========      =========     ==========     ==========
Class C:
      Sold                        $   306,396     $  141,969     $  177,989      $  75,726     $   14,376     $   13,554
      Issued as reinvestment
       of dividends                       960            678             --            236              3              2
      Redeemed                        (43,068)       (16,240)       (22,669)        (7,842)       (10,945)       (12,186)
                                  -----------     ----------     ----------      ---------     ----------     ----------
   Net increase                   $   264,288     $  126,407     $  155,320      $  68,120     $    3,434     $    1,370
                                  ===========     ==========     ==========      =========     ==========     ==========
 Class I:
      Sold                                                                                     $  134,300     $   43,936
      Issued as reinvestment
       of dividends                                                                                   539            692
      Redeemed                                                                                    (68,000)      (189,042)
      Net increase/(decrease)                                                                  ----------     ----------
                                                                                               $   66,839     $ (144,414)
                                                                                               ==========     ==========

SHARES
   Class A:
      Sold                             45,316         22,560         24,697         10,682        847,283        540,768
      Issued as reinvestment
       of dividends                       301            581             --            124          4,517          4,207
      Redeemed                         (9,635)        (7,272)        (5,365)        (3,815)    (1,029,705)      (526,020)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)          35,982         15,869         19,332          6,991       (177,905)        18,955
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class B:
      Sold                             19,332         19,061         11,813          9,686         36,057         72,301
      Issued as reinvestment
       of dividends                       246            570             --            271             30             46
      Redeemed                        (11,484)       (13,258)        (5,796)        (5,899)       (62,635)       (97,566)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase/(decrease)           8,094          6,373          6,017          4,058        (26,548)       (25,219)
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class C:
      Sold                             23,937         12,791         13,091          6,566         14,376         13,554
      Issued as reinvestment
       of dividends                        77             65             --             22              3              2
      Redeemed                         (3,368)        (1,524)        (1,664)          (706)       (10,945)       (12,186)
                                  -----------     ----------     ----------      ---------     ----------     ----------
      Net increase                     20,646         11,332         11,427          5,882          3,434          1,370
                                  ===========     ==========     ==========      =========     ==========     ==========
   Class I:
      Sold                                                                                        134,300         43,936
      Issued as reinvestment
       of dividends                                                                                   539            692
      Redeemed                                                                                    (68,000)      (189,042)
                                                                                               ----------     ----------
      Net increase/(decrease)                                                                      66,839       (144,414)
                                                                                               ==========     ==========




                                           See Notes to Financial Statements.



     Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------

     For a Portfolio share outstanding throughout each period.

---------------------------------------------------------------------------------------------------------------------------------

Flexible Income Portfolio                                      Class A
                                                               ------------------------------------------------------------------
Years Ended October 31                                           2004          2003          2002           2001            2000
                                                               ------------------------------------------------------------------
Net asset value, beginning of period                           $  10.92      $  10.17      $  10.71      $  11.06        $  10.75
                                                               --------      --------      --------      --------        --------

  Income from investment operations:
    Net investment income                                          0.34(6)       0.38(6)       0.45(6)       0.50(6)         0.47(6)
    Net realized and unrealized gain/(loss) on investments         0.35          0.77         (0.48)        (0.04)           0.42
                                                               --------      --------      --------      --------        --------
    Total from investment operations                               0.69          1.15         (0.03)         0.46            0.89
                                                               --------      --------      --------      --------        --------

  Less distributions:
    Dividends from net investment income(1)                       (0.35)        (0.38)        (0.43)        (0.61)          (0.55)
    Distributions from net realized capital gains                    --         (0.02)        (0.08)        (0.20)          (0.03)
                                                               --------      --------      --------      --------        --------
    Total distributions                                           (0.35)        (0.40)        (0.51)        (0.81)          (0.58)
                                                               --------      --------      --------      --------        --------
Net asset value, end of period                                 $  11.26      $  10.92      $  10.17      $  10.71        $  11.06
                                                               ========      ========      ========      ========        ========
Total Return(2)                                                    6.38%        11.49%        (0.37)%        3.67%           8.56%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $357,735      $224,192      $144,710      $110,680        $129,386
    Ratio of operating expenses to average net assets(3)           1.02%         1.04%         1.06%         1.06%           1.06%
    Ratio of net investment income to average net assets           3.07%         3.64%         4.41%         4.61%           4.28%
    Portfolio turnover rate                                           3%            3%            9%            7%             27%
    Ratio of operating expenses to average net assets without
     fee waivers, expenses reimbursed and/or fees reduced
     by credits allowed by the custodian(3) (4)                    1.02%         1.04%         1.06%         1.06%           1.06%


Conservative Balanced Portfolio                                Class A
                                                               ------------------------------------------------------------------
Years Ended October 31                                           2004          2003          2002           2001            2000
                                                               ------------------------------------------------------------------

Net asset value, beginning of period                           $   9.81      $   8.83      $   9.43      $   9.96        $   9.94
                                                               --------      --------      --------      --------        --------

  Income from investment operations:
    Net investment income                                          0.24          0.28(6)       0.33          0.34(6)         0.51(6)
    Net realized and unrealized gain/(loss) on investments         0.47          0.97         (0.61)        (0.44)           0.02(8)
                                                               --------      --------      --------      --------        --------
    Total from investment operations                               0.71          1.25         (0.28)        (0.10)           0.53
                                                               --------      --------      --------      --------        --------

  Less distributions:
    Dividends from net investment income(1)                       (0.25)        (0.27)        (0.32)        (0.43)          (0.50)
    Distributions from net realized capital gains                    --            --            --            --           (0.01)
                                                               --------      --------      --------      --------        --------
    Total distributions                                           (0.25)        (0.27)        (0.32)        (0.43)          (0.51)
                                                               --------      --------      --------      --------        --------
Net asset value, end of period                                 $  10.27      $   9.81      $   8.83      $   9.43        $   9.96
                                                               ========      ========      ========      ========        ========
Total Return(2)                                                    7.29%        14.38%        (3.06)%       (0.99)%          5.52%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $207,816      $ 94,005      $ 31,070      $ 12,257        $  4,557
    Ratio of operating expenses to average net assets(3)           1.04%         1.05%         1.05%         1.16%           1.32%
    Ratio of net investment income to average net assets           2.42%         2.99%         3.67%         3.65%           5.16%
    Portfolio turnover rate                                           2%            4%            9%           18%             59%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or fees
     reduced by credits allowed by the custodian(3) (4)            1.04%         1.09%         1.17%         1.30%           1.32%

Flexible Income Portfolio                                      Class B
                                                               ---------------------------------------------------------------
Years Ended October 31                                            2004         2003          2002          2001          2000
                                                               ---------------------------------------------------------------
Net asset value, beginning of period                           $  10.90      $  10.15      $  10.71      $  11.06      $ 10.75
                                                               --------      --------      --------      --------      -------

  Income from investment operations:
    Net investment income                                          0.26(6)       0.30(6)       0.38(6)       0.42(6)      0.39(6)
    Net realized and unrealized gain/(loss) on investments         0.34          0.77         (0.50)        (0.04)        0.42
                                                               --------      --------      --------      --------      -------
    Total from investment operations                               0.60          1.07         (0.12)         0.38         0.81
                                                               --------      --------      --------      --------      -------

  Less distributions:
    Dividends from net investment income(1)                       (0.26)        (0.30)        (0.36)        (0.53)       (0.47)
    Distributions from net realized capital gains                    --         (0.02)        (0.08)        (0.20)       (0.03)
                                                               --------      --------      --------      --------      -------
    Total distributions                                           (0.26)        (0.32)        (0.44)        (0.73)       (0.50)
                                                               --------      --------      --------      --------      -------
Net asset value, end of period                                 $  11.24      $  10.90      $  10.15      $  10.71      $ 11.06
                                                               ========      ========      ========      ========      =======
Total Return(2)                                                    5.56%        10.60%        (1.08)%        2.92%        7.76%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $418,994      $371,639      $244,999      $146,555      $77,238
    Ratio of operating expenses to average net assets(3)           1.79%         1.79%         1.81%         1.79%        1.80%
    Ratio of net investment income to average net assets           2.30%         2.89%         3.66%         3.88%        3.54%
    Portfolio turnover rate                                           3%            3%            9%            7%          27%
    Ratio of operating expenses to average net assets without
     fee waivers, expenses reimbursed and/or fees reduced
     by credits allowed by the custodian(3) (4)                    1.79%         1.79%         1.81%         1.79%        1.80%


Conservative Balanced Portfolio                                Class B
                                                               ---------------------------------------------------------------
Years Ended October 31                                            2004         2003          2002          2001          2000
                                                               ---------------------------------------------------------------

Net asset value, beginning of period                           $   9.79      $   8.82      $   9.43      $   9.96      $  9.94
                                                               --------      --------      --------      --------      -------

  Income from investment operations:
    Net investment income                                          0.17          0.21(6)       0.27          0.27(6)      0.44(6)
    Net realized and unrealized gain/(loss) on investments         0.46          0.96         (0.62)        (0.44)        0.02(8)
                                                               --------      --------      --------      --------      -------
    Total from investment operations                               0.63          1.17         (0.35)        (0.17)        0.46
                                                               --------      --------      --------      --------      -------

  Less distributions:
    Dividends from net investment income(1)                       (0.17)        (0.20)        (0.26)        (0.36)       (0.43)
    Distributions from net realized capital gains                    --            --            --            --        (0.01)
                                                               --------      --------      --------      --------      -------
    Total distributions                                           (0.17)        (0.20)        (0.26)        (0.36)       (0.44)
                                                               --------      --------      --------      --------      -------
Net asset value, end of period                                 $  10.25      $   9.79      $   8.82      $   9.43      $  9.96
                                                               ========      ========      ========      ========      =======
Total Return(2)                                                    6.47%        13.46%        (3.77)%       (1.71)%       4.76%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $161,623      $116,742      $ 58,054      $ 30,554      $10,947
    Ratio of operating expenses to average net assets(3)           1.81%         1.82%         1.80%         1.89%        2.04%
    Ratio of net investment income to average net assets           1.65%         2.22%         2.92%         2.92%        4.44%
    Portfolio turnover rate                                           2%            4%            9%           18%          59%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or fees
     reduced by credits allowed by the custodian(3) (4)            1.81%         1.86%         1.92%         2.03%        2.04%

--------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolios commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

                  See Notes to Financial Statements.

36



Flexible Income Portfolio                                      Class C
                                                               --------------------------------------------
Years Ended October 31                                            2004              2003            2002(5)
                                                               --------------------------------------------
Net asset value, beginning of period                           $  10.86           $ 10.13           $ 10.54
                                                               --------           -------           -------

  Income from investment operations:
    Net investment income                                          0.26(6)           0.30(6)           0.24(6)
    Net realized and unrealized gain/(loss) on investments         0.34              0.76             (0.43)
                                                               --------           -------           -------
    Total from investment operations                               0.60              1.06             (0.19)
                                                               --------           -------           -------

  Less distributions:
    Dividends from net investment income(1)                       (0.27)            (0.31)            (0.22)
    Distributions from net realized capital gains                    --             (0.02)               --
                                                               --------           -------           -------
    Total distributions                                           (0.27)            (0.33)            (0.22)
                                                               --------           -------           -------
Net asset value, end of period                                 $  11.19           $ 10.86           $ 10.13
                                                               ========           =======           =======
Total Return(2)                                                    5.57%            10.63%            (1.78)%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $127,771           $68,746           $20,677
    Ratio of operating expenses to average net assets(3)           1.78%             1.79%             1.81%(7)
    Ratio of net investment income to average net assets           2.31%             2.89%             3.66%(7)
    Portfolio turnover rate                                           3%                3%                9%
    Ratio of operating expenses to average net assets without
     fee waivers, expenses reimbursed and/or fees reduced
     by credits allowed by the custodian(3) (4)                    1.78%             1.79%             1.81%(7)


Conservative Balanced Portfolio                                Class C
                                                               --------------------------------------------
Years Ended October 31                                            2004              2003            2002(5)
                                                               --------------------------------------------

Net asset value, beginning of period                           $   9.76           $  8.80           $  9.39
                                                               --------           -------           -------

  Income from investment operations:
    Net investment income                                          0.16              0.21(6)           0.16
    Net realized and unrealized gain/(loss) on investments         0.48              0.97             (0.60)
                                                               --------           -------           -------
    Total from investment operations                               0.64              1.18             (0.44)
                                                               --------           -------           -------

  Less distributions:
    Dividends from net investment income(1)                       (0.18)            (0.22)            (0.15)
    Distributions from net realized capital gains                    --                --                --
                                                               --------           -------           -------
    Total distributions                                           (0.18)            (0.22)            (0.15)
                                                               --------           -------           -------
Net asset value, end of period                                 $  10.22           $  9.76           $  8.80
                                                               ========           =======           =======
Total Return(2)                                                    6.55%            13.53%            (4.70)%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $ 97,315           $51,284           $10,505
    Ratio of operating expenses to average net assets(3)           1.79%             1.80%             1.78%(7)
    Ratio of net investment income to average net assets           1.67%             2.24%             2.94%(7)
    Portfolio turnover rate                                           2%                4%                9%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or fees
     reduced by credits allowed by the custodian(3) (4)            1.79%             1.84%             1.90%(7)


                  See Notes to Financial Statements.

                                                                          37






     Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

     For a Portfolio share outstanding throughout each period.

------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                              Class A
                                                                --------------------------------------------------------------
Years Ended October 31                                             2004          2003         2002        2001          2000
                                                                --------------------------------------------------------------

Net asset value, beginning of period                            $    11.85     $  10.24     $  11.63    $  13.55      $  12.22
                                                                ----------     --------     --------    --------      --------

  Income from investment operations:
    Net investment income                                             0.20         0.22         0.28        0.33(6)       0.28(6)
    Net realized and unrealized gain/(loss) on investments            0.79         1.62        (1.08)      (1.27)         1.53
                                                                ----------     --------     --------    --------      --------
      Total from investment operations                                0.99         1.84        (0.80)      (0.94)         1.81
                                                                ----------     --------     --------    --------      --------

  Less distributions:
    Dividends from net investment income(1)                          (0.20)       (0.23)       (0.33)      (0.51)        (0.48)
    Distributions from net realized capital gains                       --           --        (0.26)      (0.47)           --
                                                                ----------     --------     --------    --------      --------
      Total distributions                                            (0.20)       (0.23)       (0.59)      (0.98)        (0.48)
                                                                ----------     --------     --------    --------      --------
Net asset value, end of period                                  $    12.64     $  11.85     $  10.24    $  11.63      $  13.55
                                                                ==========     ========     ========    ========      ========

Total Return (2)                                                      8.51%       18.07%       (7.32)%     (7.28)%       15.11%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                        $1,524,988     $792,423     $423,478    $380,681      $391,655
    Ratio of operating expenses to average net assets(3)              0.98%        1.02%        1.04%       1.02%         1.03%
    Ratio of net investment income to average net assets              1.56%        2.03%        2.55%       2.63%         2.05%
    Portfolio turnover rate                                              2%           5%          19%          6%           22%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(3) (4)          0.98%        1.02%        1.04%       1.02%         1.03%



Conservative Growth Portfolio                                   Class A
                                                                --------------------------------------------------------------
Years Ended October 31                                             2004          2003         2002        2001          2000
                                                                --------------------------------------------------------------

Net asset value, beginning of period                            $    12.47     $  10.37     $  12.35    $  15.52      $  13.43
                                                                ----------     --------     --------    --------      --------

  Income from investment operations:
    Net investment income/(loss)                                      0.10(6)      0.14(6)      0.16(6)     0.20(6)       0.12(6)
    Net realized and unrealized gain/(loss) on investments            1.06         2.14        (1.52)      (2.34)         2.40
                                                                ----------     --------     --------    --------      --------
      Total from investment operations                                1.16         2.28        (1.36)      (2.14)         2.52
                                                                ----------     --------     --------    --------      --------

  Less distributions:
    Dividends from net investment income(1)                          (0.07)       (0.14)       (0.22)      (0.58)        (0.43)
    Distributions from net realized capital gains                       --        (0.04)       (0.40)      (0.45)           --
                                                                ----------     --------     --------    --------      --------
      Total distributions                                            (0.07)       (0.18)       (0.62)      (1.03)        (0.43)
                                                                ----------     --------     --------    --------      --------
Net asset value, end of period                                  $    13.56     $  12.47     $  10.37    $  12.35      $  15.52
                                                                ==========     ========     ========    ========      ========

Total Return(2)                                                       9.44%       22.12%      (11.72)%    (14.31)%       18.89%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                        $1,157,038     $615,501     $347,297    $319,583      $341,685
    Ratio of operating expenses to average net assets(3)              1.01%        1.05%        1.06%       1.03%         1.02%
    Ratio of net investment income/(loss) to average
     net assets                                                       0.74%        1.24%        1.41%       1.45%         0.76%
    Portfolio turnover rate                                              5%           7%          14%          5%           17%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(3) (4)          1.01%        1.05%        1.06%       1.03%         1.02%

Balanced Portfolio                                            Class B
                                                              ----------------------------------------------------------------
Years Ended October 31                                           2004              2003         2002        2001        2000
                                                              ----------------------------------------------------------------

Net asset value, beginning of period                          $    11.82        $    10.22    $  11.62    $  13.54    $  12.21
                                                              ----------        ----------    --------    --------    --------

  Income from investment operations:
    Net investment income                                           0.10              0.14        0.20        0.23(6)     0.18(6)
    Net realized and unrealized gain/(loss) on investments          0.79              1.61       (1.09)      (1.27)       1.55
                                                              ----------        ----------    --------    --------    --------
      Total from investment operations                              0.89              1.75       (0.89)      (1.04)       1.73
                                                              ----------        ----------    --------    --------    --------

  Less distributions:
    Dividends from net investment income(1)                        (0.10)            (0.15)      (0.25)      (0.41)      (0.40)
    Distributions from net realized capital gains                     --                --       (0.26)      (0.47)         --
                                                              ----------        ----------    --------    --------    --------
      Total distributions                                          (0.10)            (0.15)      (0.51)      (0.88)      (0.40)
                                                              ----------        ----------    --------    --------    --------
Net asset value, end of period                                $    12.61        $    11.82    $  10.22    $  11.62    $  13.54
                                                              ==========        ==========    ========    ========    ========

Total Return (2)                                                    7.59%            17.25%      (8.03)%     (7.98)%     14.26%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                      $1,354,528        $1,074,925    $743,953    $670,318    $549,849
    Ratio of operating expenses to average net assets(3)            1.75%             1.78%       1.80%       1.78%       1.77%
    Ratio of net investment income to average net assets            0.79%             1.27%       1.79%       1.87%       1.31%
    Portfolio turnover rate                                            2%                5%         19%          6%         22%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(3) (4)        1.75%             1.78%       1.80%       1.78%       1.77%


Conservative Growth Portfolio                                 Class B
                                                              ----------------------------------------------------------------
Years Ended October 31                                           2004              2003         2002        2001        2000
                                                              ----------------------------------------------------------------

Net asset value, beginning of period                          $    12.18        $    10.14    $  12.10    $  15.17    $  13.21
                                                              ----------        ----------    --------    --------    --------

  Income from investment operations:
    Net investment income/(loss)                                   (0.00)(6)(8)       0.05(6)     0.08(6)     0.09(6)     0.00(6)(8)
    Net realized and unrealized gain/(loss) on investments          1.04              2.09       (1.50)      (2.28)       2.37
                                                              ----------        ----------    --------    --------    --------
      Total from investment operations                              1.04              2.14       (1.42)      (2.19)       2.37
                                                              ----------        ----------    --------    --------    --------

  Less distributions:
    Dividends from net investment income(1)                        (0.05)            (0.06)      (0.14)      (0.43)      (0.41)
    Distributions from net realized capital gains                     --             (0.04)      (0.40)      (0.45)         --
                                                              ----------        ----------    --------    --------    --------
      Total distributions                                          (0.05)            (0.10)      (0.54)      (0.88)      (0.41)
                                                              ----------        ----------    --------    --------    --------
Net asset value, end of period                                $    13.17        $    12.18    $  10.14    $  12.10    $  15.17
                                                              ==========        ==========    ========    ========    ========

Total Return(2)                                                     8.53%            21.24%     (12.46)%    (14.93)%     18.07%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                      $1,001,081        $  827,312    $623,852    $636,145    $604,460
    Ratio of operating expenses to average net assets(3)            1.78%             1.81%       1.82%       1.79%       1.77%
    Ratio of net investment income/(loss) to average
     net assets                                                    (0.03)%            0.48%       0.65%       0.69%       0.01%
    Portfolio turnover rate                                            5%                7%         14%          5%         17%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(3) (4)        1.78%             1.81%       1.82%       1.79%       1.77%

--------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolios commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.

                  See Notes to Financial Statements.
38



Balanced Portfolio                                                Class C
                                                                  ------------------------------------------
Years Ended October 31                                              2004             2003            2002(5)
                                                                  ------------------------------------------

Net asset value, beginning of period                              $  11.78         $  10.20          $ 11.35
                                                                  --------         --------          -------

  Income from investment operations:
    Net investment income                                             0.10             0.14             0.13
    Net realized and unrealized gain/(loss) on investments            0.78             1.60            (1.15)
                                                                  --------         --------          -------
      Total from investment operations                                0.88             1.74            (1.02)
                                                                  --------         --------          -------

  Less distributions:
    Dividends from net investment income(1)                          (0.11)           (0.16)           (0.13)
    Distributions from net realized capital gains                       --               --               --
                                                                  --------         --------          -------
      Total distributions                                            (0.11)           (0.16)           (0.13)
                                                                  --------         --------          -------
Net asset value, end of period                                    $  12.55         $  11.78          $ 10.20
                                                                  ========         ========          =======

Total Return (2)                                                      7.64%           17.15%           (9.00)%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                          $482,799         $234,076          $54,745
    Ratio of operating expenses to average net assets(3)              1.74%            1.76%            1.80%(7)
    Ratio of net investment income to average net assets              0.80%            1.29%            1.79%(7)
    Portfolio turnover rate                                              2%               5%              19%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(3) (4)          1.74%            1.76%            1.80%(7)


Conservative Growth Portfolio                                     Class C
                                                                  ------------------------------------------
Years Ended October 31                                              2004             2003            2002(5)
                                                                  ------------------------------------------

Net asset value, beginning of period                              $  12.13         $  10.10          $ 11.79
                                                                  --------         --------          -------

  Income from investment operations:
    Net investment income/(loss)                                     (0.00)(6)(8)      0.06(6)          0.05(6)
    Net realized and unrealized gain/(loss) on investments            1.03             2.08            (1.66)
                                                                  --------         --------          -------
      Total from investment operations                                1.03             2.14            (1.61)
                                                                  --------         --------          -------

  Less distributions:
    Dividends from net investment income(1)                          (0.05)           (0.07)           (0.08)
    Distributions from net realized capital gains                       --            (0.04)              --
                                                                  --------         --------          -------
      Total distributions                                            (0.05)           (0.11)           (0.08)
                                                                  --------         --------          -------
Net asset value, end of period                                    $  13.11         $  12.13          $ 10.10
                                                                  ========         ========          =======

Total Return(2)                                                       8.53%           21.41%          (13.72)%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                          $482,019         $195,556          $48,424
    Ratio of operating expenses to average net assets(3)              1.76%            1.79%            1.82%(7)
    Ratio of net investment income/(loss) to average net assets      (0.01)%           0.50%            0.65%(7)
    Portfolio turnover rate                                              5%               7%              14%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(3) (4)          1.76%            1.79%            1.82%(7)

                  See Notes to Financial Statements.

                                                                          39



     Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------

     For a Portfolio/Fund share outstanding throughout each period.

--------------------------------------------------------------------------------------------------------------------------------

Strategic Growth Portfolio                                     Class A
                                                               -----------------------------------------------------------------
Years Ended October 31                                           2004          2003          2002           2001          2000
                                                               -----------------------------------------------------------------

Net asset value, beginning of period                           $  13.16      $  10.59      $  13.10       $  17.11      $  14.61
                                                               --------      --------      --------       --------      --------

  Income from investment operations:
    Net investment income/(loss)                                   0.01(6)       0.03(6)       0.03(6)        0.05(6)      (0.04)(6)
    Net realized and unrealized gain/(loss)
     on investments                                                1.32          2.63         (1.92)         (3.21)         3.07
                                                               --------      --------      --------       --------      --------
      Total from investment operations                             1.33          2.66         (1.89)         (3.16)         3.03
                                                               --------      --------      --------       --------      --------
  Less distributions:
    Dividends from net investment income(1)                          --            --         (0.14)         (0.47)        (0.53)
    Distributions from net realized capital gains                    --         (0.09)        (0.48)         (0.38)           --
                                                               --------      --------      --------       --------      --------
      Total distributions                                            --         (0.09)        (0.62)         (0.85)        (0.53)
                                                               --------      --------      --------       --------      --------
Net asset value, end of period                                 $  14.49      $  13.16      $  10.59       $  13.10      $  17.11
                                                               ========      ========      ========       ========      ========
Total Return(2)                                                   10.11%        25.24%       (15.45)%       (19.03)%       20.84%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $609,250      $298,852      $166,354       $153,857      $142,241
    Ratio of operating expenses to average net assets(3)           1.07%         1.13%         1.13%          1.08%         1.06%
    Ratio of net investment income/(loss) to average
     net assets                                                    0.07%         0.30%         0.23%          0.34%        (0.21)%
    Portfolio turnover rate                                           3%            7%           10%             2%           15%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the
     custodian(3) (4)                                              1.07%         1.13%         1.13%          1.08%         1.06%


Money Market Fund                                              Class A
                                                               -----------------------------------------------------------------
Years Ended October 31                                           2004          2003          2002           2001          2000
                                                               -----------------------------------------------------------------

Net asset value, beginning of period                           $   1.00      $   1.00      $   1.00       $   1.00      $   1.00
                                                               --------      --------      --------       --------      --------
    Net investment income                                         0.007         0.008         0.014          0.043         0.056
    Dividends from net investment income                         (0.007)       (0.008)       (0.014)        (0.043)       (0.056)
                                                               --------      --------      --------       --------      --------
Net asset value, end of period                                 $   1.00      $   1.00      $   1.00       $   1.00      $   1.00
                                                               ========      ========      ========       ========      ========
Total Return(2)                                                    0.74%         0.78%         1.42%          4.40%         5.79%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $530,052      $707,954      $689,002       $647,951      $458,368
    Ratio of operating expenses to average net assets              0.57%         0.59%         0.59%          0.64%         0.65%
    Ratio of net investment income to average net assets           0.72%         0.78%         1.41%          4.21%         5.62%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(4)           0.57%         0.59%         0.59%          0.64%         0.65%


Strategic Growth Portfolio                                     Class B
                                                               -----------------------------------------------------------------
Years Ended October 31                                           2004           2003          2002           2001         2000
                                                               -----------------------------------------------------------------

Net asset value, beginning of period                           $  12.73       $  10.32      $  12.78       $  16.75     $  14.40
                                                               --------       --------      --------       --------     --------

  Income from investment operations:
    Net investment income/(loss)                                  (0.09)(6)      (0.05)(6)     (0.06)(6)      (0.06)(6)    (0.16)(6)
    Net realized and unrealized gain/(loss)
     on investments                                                1.26           2.55         (1.88)         (3.14)        3.02
                                                               --------       --------      --------       --------     --------
      Total from investment operations                             1.17           2.50         (1.94)         (3.20)        2.86
                                                               --------       --------      --------       --------     --------
  Less distributions:
    Dividends from net investment income(1)                          --             --         (0.04)         (0.39)       (0.51)
    Distributions from net realized capital gains                    --          (0.09)        (0.48)         (0.38)          --
                                                               --------       --------      --------       --------     --------
      Total distributions                                            --          (0.09)        (0.52)         (0.77)       (0.51)
                                                               --------       --------      --------       --------     --------
Net asset value, end of period                                 $  13.90       $  12.73      $  10.32       $  12.78     $  16.75
                                                               ========       ========      ========       ========     ========
Total Return(2)                                                    9.19%         24.35%       (16.04)%       (19.70)%      19.95%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in (000's)                      $612,914       $484,656      $350,982       $384,566     $363,910
    Ratio of operating expenses to average net assets(3)           1.83%          1.88%         1.87%          1.84%        1.81%
    Ratio of net investment income/(loss) to average
     net assets                                                   (0.69)%        (0.45)%       (0.51)%        (0.42)%      (0.96)%
    Portfolio turnover rate                                           3%             7%           10%             2%          15%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the
     custodian(3) (4)                                              1.83%          1.88%         1.87%         1.84%         1.81%


Money Market Fund                                              Class B
                                                               -----------------------------------------------------------------
Years Ended October 31                                           2004           2003          2002           2001         2000
                                                               -----------------------------------------------------------------

Net asset value, beginning of period                           $   1.00       $   1.00      $   1.00       $   1.00     $   1.00
                                                               --------       --------      --------       --------     --------
    Net investment income                                         0.001          0.001         0.003          0.033        0.046
    Dividends from net investment income                         (0.001)        (0.001)       (0.003)        (0.033)      (0.046)
                                                               --------       --------      --------       --------     --------
Net asset value, end of period                                 $   1.00       $   1.00      $   1.00       $   1.00     $   1.00
                                                               ========       ========      ========       ========     ========
Total Return(2)                                                    0.06%          0.05%         0.34%          3.32%        4.68%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $ 52,764       $ 79,314      $104,530       $ 74,603     $ 23,469
    Ratio of operating expenses to average net assets              1.24%          1.33%         1.67%          1.69%        1.71%
    Ratio of net investment income to average net assets           0.06%          0.04%         0.33%          3.16%        4.56%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(4)           1.68%          1.71%         1.67%          1.69%        1.71%

--------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio/Fund commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

                  See Notes to Financial Statements.

40


Strategic Growth Portfolio                                     Class C
                                                               ------------------------------------------------
Years Ended October 31                                           2004                2003               2002(5)
                                                               ------------------------------------------------

Net asset value, beginning of period                           $  12.74            $  10.32             $ 12.50
                                                               --------            --------             -------

  Income from investment operations:
    Net investment income/(loss)                                  (0.09)(6)           (0.05)(6)           (0.04)(6)
    Net realized and unrealized gain/(loss)
     on investments                                                1.28                2.56               (2.14)
                                                               --------            --------             -------
      Total from investment operations                             1.19                2.51               (2.18)
                                                               --------            --------             -------
  Less distributions:
    Dividends from net investment income(1)                          --                  --                  --
    Distributions from net realized capital gains                    --               (0.09)                 --
                                                               --------            --------             -------
      Total distributions                                            --               (0.09)                 --
                                                               --------            --------             -------
Net asset value, end of period                                 $  13.93            $  12.74             $ 10.32
                                                               ========            ========             =======
Total Return(2)                                                    9.34%              24.44%             (17.44)%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $277,136            $107,826             $26,645
    Ratio of operating expenses to average net assets(3)           1.81%               1.84%               1.85%(7)
    Ratio of net investment income/(loss) to average
     net assets                                                   (0.67)%             (0.41)%             (0.49)%(7)
    Portfolio turnover rate                                           3%                  7%                 10%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the
     custodian(3) (4)                                              1.81%               1.84%               1.85%(7)


Money Market Fund                                              Class C
                                                               ------------------------------------------------
Years Ended October 31                                           2004                2003               2002(5)
                                                               ------------------------------------------------

Net asset value, beginning of period                           $   1.00            $   1.00             $  1.00
                                                               --------            --------             -------
    Net investment income                                         0.001               0.001               0.002
    Dividends from net investment income                         (0.001)             (0.001)             (0.002)
                                                               --------            --------             -------
Net asset value, end of period                                 $   1.00            $   1.00             $  1.00
                                                               ========            ========             =======
Total Return(2)                                                    0.06%               0.06%               0.17%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $  8,480            $  5,046             $ 3,676
    Ratio of operating expenses to average net assets              1.30%               1.29%               1.64%(7)
    Ratio of net investment income to average net assets           0.07%               0.08%               0.36%(7)
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(4)           1.65%               1.67%               1.64%(7)


Strategic Growth Portfolio

Years Ended October 31


Net asset value, beginning of period


  Income from investment operations:
    Net investment income/(loss)
    Net realized and unrealized gain/(loss)
     on investments

      Total from investment operations

  Less distributions:
    Dividends from net investment income(1)
    Distributions from net realized capital gains

      Total distributions

Net asset value, end of period

Total Return(2)
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)
    Ratio of operating expenses to average net assets(3)
    Ratio of net investment income/(loss) to average
     net assets
    Portfolio turnover rate
    Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by credits allowed by the custodian(3) (4)


Money Market Fund                                              Class I
                                                               ----------------------------------------------------------
Years Ended October 31                                          2004          2003        2002         2001        2000
                                                               ----------------------------------------------------------

Net asset value, beginning of period                           $  1.00      $  1.00     $   1.00      $  1.00     $  1.00
                                                               -------      -------     --------      -------     -------
    Net investment income                                        0.008        0.008        0.015        0.044       0.057
    Dividends from net investment income                        (0.008)      (0.008)      (0.015)      (0.044)     (0.057)
                                                               -------      -------     --------      -------     -------
Net asset value, end of period                                 $  1.00      $  1.00     $   1.00      $  1.00     $  1.00
                                                               =======      =======     ========      =======     =======
Total Return(2)                                                   0.79%        0.84%        1.47%        4.46%       5.90%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                       $91,719      $24,880     $169,295      $17,755     $15,885
    Ratio of operating expenses to average net assets             0.52%        0.54%        0.54%        0.58%       0.55%
    Ratio of net investment income to average net assets          0.83%        0.83%        1.46%        4.27%       5.72%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(4)          0.52%        0.54%        0.54%        0.58%       0.55%


                  See Notes to Financial Statements.

                                                                          41



     Notes to Financial Statements
------------------------------------------------------------------------------

1.  Organization and Business

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999 as a limited liability company. The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios").

WM Trust I ("Trust") was organized as a Massachusetts business trust on September 19, 1997. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as open-end management investment company. Information presented in this report relating to the Trust pertains only to the Money Market Fund (the "Fund"). The Fund is a diversified series of WM Trust I. Financial statements for the other funds included in the Trust are presented in a separate report.

The LLC and Trust are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers three classes of shares: Class A shares, Class B shares and Class C shares. The Fund offers four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Class A shares are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase. Prior to January 1, 2004, Class C shares were subject to an initial sales charge at the time of purchase. Class I shares are currently only offered to the LLC and affiliates of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and are not available for direct purchase by investors.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, serves as investment advisor to the Portfolios and the Fund. Each of the Portfolios invests, within certain percentage ranges, in Class I shares of various funds in the WM Group of Funds (collectively, the "Underlying Funds"). The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios in the preparation of their financial statements.

Portfolio valuation:
Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities of the Fund are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain assets may be valued by the Advisor under the supervision of the Board of Trustees.

Repurchase agreements:
Each Portfolio and the Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Portfolio's and the Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio and the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio or the Fund in the event the Portfolio or the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio or the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio and the Fund enters into repurchase agreements.

42


     Notes to Financial Statements (continued)
------------------------------------------------------------------------------

Illiquid investments:
The Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A Securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Fund has valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be subject to the Fund's limitation on investment in illiquid securities.

Securities transactions and investment income:
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Each Portfolio's and the Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio or Fund based upon the relative average net assets of each class.

Dividends and distributions to shareholders:
Dividends from net investment income of the Flexible Income, Conservative Balanced, Balanced and Conservative Growth Portfolios are declared and paid quarterly. Dividends from any net investment income of the Strategic Growth Portfolio are declared and paid annually. Dividends from net investment income of the Fund are declared daily and paid monthly. Distributions of any net capital gains earned by a Portfolio or the Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio or the Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At October 31, 2004, the following adjustments have been reflected in the components of net assets on the "Statement of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                                                          Increase/
                                                                 Increase                (Decrease)
                                             Increase/         Undistributed             Accumulated
                                            (Decrease)         Net Investment            Net Realized
                                         Paid-in Capital        Income/(Loss)             Gain/(Loss)
                                              (000s)               (000s)                   (000s)
                                         ---------------       --------------            ------------
Flexible Income Portfolio                    $(944)                 $ 23                    $  921
Conservative Balanced Portfolio                 77                    16                       (93)
Balanced Portfolio                              20                   184                      (204)
Conservative Growth Portfolio                   --                   187                      (187)
Strategic Growth Portfolio                      --                   119                      (119)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

Federal income taxes:
It is each Portfolio's and the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

                                                                          43


     Notes to Financial Statements (continued)
------------------------------------------------------------------------------

Expenses:
General expenses of the LLC and the Trust are allocated to all the Portfolios and Funds based upon the relative average net assets of each Portfolio and Fund except printing and postage expenses, which are allocated to all the Portfolios and Funds based upon the relative number of shareholder accounts of each Portfolio and Fund. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio and Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Use of estimates:
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Investment Advisory and Other Transactions

WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.65% of each Portfolio's average daily net assets up to $1 billion, 0.60% of the next $2 billion of each Portfolio's average daily net assets and 0.55% of each Portfolio's average daily net assets over $3 billion. For its investment advisory services to the Fund, WM Advisors is entitled to a monthly fee at an annual rate of 0.45% of the Fund's average daily net assets up to $1 billion and 0.40% of the Fund's average daily net assets over $1 billion.

Effective November 1, 2004, the Advisor will implement a discount for its monthly fee based upon aggregate average daily net assets ("aggregate net assets") of the LLC. Each Portfolio will receive a discount of 0.025% of average daily net assets for aggregate net assets from $5 to $10 billion; 0.050% of average daily net assets for aggregate net assets from $10 to $15 billion; 0.075% of average daily net assets for aggregate net assets from $15 to $20 billion; 0.100% of average daily net assets for aggregate net assets from $20 to $25 billion; and 0.125% of average daily net assets for aggregate net assets over $25 billion.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Washington Mutual, serves as the transfer agent of the Portfolios and the Fund. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $20.40 for Class A, Class B and Class C shareholder accounts, with the exception of the Flexible Income Portfolio and the Money Market Fund, for which the fee is $21.15 and $24.19, respectively. Prior to December 1, 2003, the authorized annual shareholder servicing fees was $19.68 for Class A, Class B and Class C shareholder accounts, with the exception of the Flexible Income Portfolio and the Money Market Fund, for which the fee was $20.21 and $25.01, respectively. Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Portfolios and the Fund have been reduced by credits allowed by the Portfolio's and the Fund's custodian for uninvested cash balances. The Portfolios and the Fund could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2004 are shown separately in the "Statements of Operations".

4. Trustees' Fees

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC or Trust for serving as an officer or Trustee of the LLC or Trust. The LLC and Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the LLC and Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5. Distribution Plans

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares of the Portfolios and the Fund. For the year ended October 31, 2004, the Distributor has received $7,622,947 representing commissions (front end sales charges) on Class A and Class C shares and $6,900,845 representing CDSCs from Class A, Class B and Class C shares.

Each of the Portfolios and the Fund have adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Portfolios and the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to the Class I shares of the Fund. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. The Trustees have not authorized, and the Money Market Fund does not currently pay, service fees with respect to Class A shares. In addition, the Distributor is paid a fee

44



     Notes to Financial Statements (continued)
------------------------------------------------------------------------------

as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by each Portfolio and the Fund to the Distributor, which in turn, pays service fees to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the LLC and Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

The Distributor has voluntarily waived $269,084 and $20,949 of its distribution fees for Class B and Class C shares of the Fund for the year ended October 31, 2004, respectively.

6.  Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended October 31, 2004 are as follows:

                                                   Purchases            Sales
Name of Portfolio                                   (000s)              (000s)
-----------------                                 ----------          --------
Flexible Income Portfolio                         $  245,827          $ 21,690
Conservative Balanced Portfolio                      192,960             5,943
Balanced Portfolio                                 1,161,045            61,807
Conservative Growth Portfolio                        965,851           117,544
Strategic Growth Portfolio                           551,438            41,286

7.  Components of Distributable Earnings

At October 31, 2004, the components of distributable earnings on a tax basis and the tax character of distributions paid during 2004 and 2003 are as follows:

                                                                      (In thousands)
                                       ----------------------------------------------------------------------------
                                       Flexible   Conservative                Conservative     Strategic     Money
                                        Income      Balanced     Balanced        Growth         Growth       Market
                                       Portfolio    Portfolio    Portfolio      Portfolio      Portfolio      Fund
                                       ---------  ------------   ---------    ------------     ---------     ------
Gross tax unrealized appreciation       $43,991      $26,614      $238,533       $206,449      $103,311      $   --
Gross tax unrealized depreciation          (418)        (651)           --             --       (18,668)         --
                                        -------      -------      --------       --------      --------      ------
Net tax unrealized appreciation         $43,573      $25,963      $238,533       $206,449      $ 84,643      $   --
                                        =======      =======      ========       ========      ========      ======
Undistributed ordinary income           $ 1,673      $ 1,169      $  1,467       $     --      $     --      $   13
Undistributed accumulated gains         $    --      $    94      $     --       $     --      $     --      $   --

Tax Composition of Distributions:

2004
Ordinary income                         $21,062      $ 7,332      $ 31,987       $  8,185      $     --      $5,317
2003
Ordinary income                         $16,632      $ 3,847      $ 23,848       $  9,647      $     --      $6,191
Long-term capital gain                  $   652      $    --      $     --       $  3,481      $  4,516      $   --

8.  Post October Loss

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal tax year ended December 31, 2003, the following Portfolios have elected to defer capital losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                          Capital Losses
        Name of Portfolio                                     (000s)
        -----------------                                 --------------
        Flexible Income Portfolio                            $   539
        Balanced Portfolio                                    17,108
        Conservative Growth Portfolio                         18,528
        Strategic Growth Portfolio                            11,374

                                                                          45


     Notes to Financial Statements (continued)
------------------------------------------------------------------------------

9.  Capital Loss Carryforwards

At October 31, 2004, the following Portfolios and the Fund have available for federal income tax purposes unused capital losses as follows:

                                                    (In thousands)
                                 -----------------------------------------------------
                                 Expiring in   Expiring in   Expiring in   Expiring in
                                    2006          2009          2010          2011
                                 -----------   -----------   -----------   -----------
Balanced Portfolio                  $ --        $ 4,005        $ 2,892       $ 7,703
Conservative Growth Portfolio         --             --          6,370        24,246
Strategic Growth Portfolio            --             --          8,026        15,146
Money Market Fund                     42             --              3            --*

--------
*Amount represents less than $500.

10.  Risk Factors of the Portfolios

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and enter into "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. In addition, the REIT Fund could be adversely impacted by economic trends in the real estate industry; the West Coast Equity Fund by economic trends in the West Coast region; and the High Yield Fund by the conditions affecting issuers of lower rated securities.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

46


     Report of Independent Registered Public Accounting Firm
------------------------------------------------------------------------------

          TO THE TRUSTEES AND SHAREHOLDERS OF
          WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS LLC & WM MONEY MARKET FUND
------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Conservative Balanced Portfolio and WM Flexible Income Portfolio (collectively, the "Portfolios") and the WM Money Market Fund (the "Fund") as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' and the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios and the Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2004

                                                                          47



     Other Information (unaudited)
------------------------------------------------------------------------------

1.  Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated by the Conservative Balanced Portfolio is $104,361.

Of the distributions made by the Conservative Balanced Portfolio, 12.29% represents the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which qualifies for the 15% dividend income tax rate.

     Name of Fund
     ------------
     Flexible Income Portfolio                              6.51%
     Conservative Balanced Portfolio                       12.98%
     Balanced Portfolio                                    36.13%
     Conservative Growth Portfolio                        100.00%

The above percentage may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

2.       Trustees and Officers Information

Trustees and Officers:

Name, Age, and Address (1)    Length of                Principal Occupation(s) During             Other Directorships
Of Non-Interested Trustee(4)  Time Served (2)          Past 5 Years                               Held by Trustee
====================================================================================================================================
Wayne L. Attwood, M.D.        Composite Funds-11 years Retired doctor of internal medicine and    None.
Age 75                        WM Group of              gastroenterology.
                              Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake              Composite Funds-3 years  CPA specializing in personal financial     Frank Russell Investment Company;
Age 50                        WM Group of              and tax planning.                          Russell Insurance Funds; Avista
                              Funds-6 years                                                       Corporation; St. George's School
------------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.         Sierra Funds-8 years     Partner at the law firm of Davis & Whalen  Braille Institute of America, Inc;
Age 76                        WM Group of              LLP. Prior thereto, partner at the law     Children's Bureau of Southern
                              Funds-6 years            firm of Brobeck, Phlegar & Harrison, LLP.  California, Children's Bureau
                                                                                                  Foundation; Fifield Manors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis            Griffin Funds-3 years    Founder of McGinnis Investments.           Baptist Foundation of Texas;
Age 61                        WM Group of              Prior thereto, President and Chief         Concord Trust Company.
                              Funds-5 years            Operating Officer of Transamerica Fund
                                                       Management Company.

------------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D. Sierra Funds-7 years     Senior Associate Dean, University of       Nordstrom Inc.; K2, Inc.; First
Age 59                        WM Group of              California at Los Angeles Anderson         Pacific Advisors' Capital,
                              Funds-6 years            Graduate School of Management, and         Crescent and New Income Funds;
                                                       Faculty Director of the Harold Price       EMAK Worldwide, Inc.; Member of
                                                       Center for Entreprenurial Studies,         the Investment Company Institute
                                                       University of California at Los Angeles.   Board of Governors; Director of
                                                                                                  Independent Directors Council and
                                                                                                  member of Communication &
                                                                                                  Education Committee.
------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich            Composite Funds-1 year   Retired Chairman and CEO of BDO            Catalytic, Inc.; Vaagen Bros.
Age 60                        WM Group of              Seidman, LLP.                              Lumber, Inc.
                              Funds-6 years

------------------------------------------------------------------------------------------------------------------------------------
Jay Rockey                    Composite Funds-3 years  Founder and Senior Counsel of The Rockey   Downtown Seattle Association;
Age 76                        WM Group of              Company, now Rockey, Hill & Knowlton.      The Rainier Club; WSU Foundation
                              Funds-6 years

------------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey             Composite Funds-23 years Retired Managing Director of               AdMedia Partners Inc.; Czech
  (Lead Trustee)              WM Group of              Dillon, Read & Co., an Investment Bank     and Slovak American Enterprise
Age 78                        Funds-6 years            now part of UBS.                           Fund
------------------------------------------------------------------------------------------------------------------------------------

48


     Other Information (unaudited) (continued)
------------------------------------------------------------------------------------------------------------------------------------

Name, Age, and Address (1)      Length of                Principal Occupation(s) During             Other Directorships
Of Non-Interested Trustee(3)(4) Time Served (2)          Past 5 Years                               Held by Trustee
====================================================================================================================================
Anne V. Farrell                 Composite Funds-4 years  President Emeritus of the Seattle          Washington Mutual, Inc.; REI
Age 69                          WM Group of              Foundation.
                                Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy               Composite Funds-3 years  Chairman of CPM Development                Washington Mutual, Inc.
Age 67                          WM Group of              Corporation.
                                Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh,              Composite Funds-9 years  President and Director of the Advisor,     Member of Investment Company
President and CEO               WM Group of              Transfer Agent and Distributor.            Institute Board of Governors.
Age 61                          Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------

Name, Age, and Address (1)  Position(s) Held with Registrant &            Principal Occupation(s) During
Of Officer (4)              Length of Time Served                         Past 5 Years
====================================================================================================================================
Wendi B. Bernard            Assistant Vice President                      Assistant Vice President of the Advisor.
Age 36                      and Assistant Secretary since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer, CPA      First Vice President, Chief Financial         First Vice President of the Advisor, Transfer Agent and
Age 43                      Officer and Treasurer since 2003.             Distributor. Prior to 2003, senior level positions at
                                                                          the Columbia Funds and Columbia Management Co.

------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh           President and CEO since 1987. Prior to 1987,  President and Director of the Advisor, Transfer Agent
Age 61                      other officer positions since 1972.           and Distributor.
------------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski           Senior Vice President since 2004.             Senior Vice President and Director of the Advisor,
Age 43                      Prior to 2004, other officer positions held   Transfer Agent and Distributor.
                            since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Debra Ramsey                Senior Vice President since 2004.             Senior Vice President and Director of the Advisor,
Age 51                                                                    Transfer Agent and Distributor.
------------------------------------------------------------------------------------------------------------------------------------
John T. West                First Vice President, Secretary, Chief        First Vice President of the Advisor, Transfer Agent and
Age 49                      Compliance Officer and Anti-Money Laundering  Distributor.
                            Compliance Officer since 2004. Prior to 2004,
                            other officer positions held since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum           Senior Vice President since 2001.             Senior Vice President, Chief Investment Strategist of
Age 44                      Prior to 2001, other officer positions held   the Advisor. Director of the Advisor, Transfer Agent and
                            since 1999.                                   Distributor from 1999 to 2004. Prior thereto, senior
                                                                          positions at D.A. Davidson and Boatmen's Trust.
------------------------------------------------------------------------------------------------------------------------------------

--------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

(4) The Trustees oversee 42 Portfolios and Funds in the Fund Complex. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

3.  Portfolio Information

Schedules of Investments
The LLC and the Trust file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The LLC's and the Trust's Forms N-Q are available, without charge and upon request, by calling 1-800-222-5852. The LLC's and the Trust's Forms N-Q are also available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information
The policies and procedures that the LLC and the Trust use to determine how to vote proxies relating to portfolio securities held by the Portfolio or Fund are included in the LLC's and Trust's Statement of Additional Information which is available, without charge and upon request, by calling 1-800-222-5852. Information regarding how the Portfolio or Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

                                                                          49


[logo] wm
       GroupofFunds

------------------------------------------------------------------------------
A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published for the general information of the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD



[logo] wm                                                       PRSRT STD
       GroupofFunds                                             U.S. POSTAGE
                                                                PAID
       P.O. Box 9757                                            N. READING, MA
       Providence, RI 02940-9757                                PERMIT #105






                                                            WMSAM (12/27/04)




ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

2003              2004
----              ----

$94,400           $99,500

(b) Audit-Related Fees

2003              2004
----              ----

None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

2003              2004
----              ----

$11,940           $11,665



The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Strategic Asset Management Portfolios for the tax years ended December 31, 2003 and December 31, 2004.

For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.


----------------------------------------------------------------------------

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this
Item 4 were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $92,210 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended December 31, 2003, the registrant's principal accountant billed aggregate non-audit fees in the amount of $487,871 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

By:   /s/ William G. Papesh
      ---------------------
      William G. Papesh, President and Chief Executive Officer
Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Jeffrey L. Lunzer
      ---------------------
      Jeffrey L. Lunzer, Treasurer and Chief Financial Officer
Date: January 7, 2005

By:   /s/ William G. Papesh
      ---------------------
      William G. Papesh, President and Chief Executive Officer
Date: January 7, 2005